==============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 12, 1999



                        EMMIS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          Indiana                      0-23264                35-1542018
  (State or jurisdiction of          (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)


    40 Monument Circle, Suite 700
        Indianapolis, Indiana                                  46204
(Address of principal executive offices)                     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 266-0100


                                Not applicable
         (Former name or former address, if changed since last report)

==============================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

Report of Independent Public Accountants
Consolidated Balance Sheets, February 28, 1997 and February 28, 1998 Consolidated Statements of Operations for the three-year period ended February 28, 1998
Consolidated Statements of Changes in Shareholders' Equity (Deficit) for the three-year period ended February 28,1998
Consolidated Statements of Cash Flows for the three year period ended February 28, 1998
Notes to Consolidated Financial Statements

Report of Independent Public Accountants
Consolidated Balance Sheets, February 28, 1998 and November 30, 1998 (unaudited) Consolidated Statements of Operations for the nine months ended November 30, 1997 and 1998 (unaudited)
Consolidated Statements of Cash Flows for the nine months ended
November 30, 1997 and 1998 (unaudited)
Notes to Consolidated Financial Statements


EXHIBITS:

None

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES:

     We have audited the accompanying consolidated balance sheets of EMMIS BROADCASTING CORPORATION (an Indiana corporation) and Subsidiaries as of February 28, 1998 and 1997, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended February 28, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emmis Broadcasting Corporation and Subsidiaries as of February 28, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended February 28, 1998 in conformity with generally accepted accounting principles.

                                                /s/ ARTHUR ANDERSEN LLP

                                          --------------------------------------
                                                   ARTHUR ANDERSEN LLP
Indianapolis, Indiana,
March 31, 1998.

                          CONSOLIDATED BALANCE SHEETS

                                                                     FEBRUARY 28,
                                                                ----------------------
                                                                  1997          1998
                                                                  ----          ----
                                                                (DOLLARS IN THOUSANDS,
                                                                EXCEPT PER SHARE DATA)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................    $  1,191      $  5,785
  Accounts receivable, net of allowance for doubtful
     accounts of $820 and $1,346 at February 28, 1997 and
     1998, respectively.....................................      20,831        32,120
  Prepaid expenses..........................................       2,376         4,900
  Income tax refunds receivable.............................       2,482         4,968
  Other.....................................................       1,867         3,379
                                                                --------      --------
       Total current assets.................................      28,747        51,152
                                                                --------      --------
PROPERTY AND EQUIPMENT:
  Land and buildings........................................       1,009         2,192
  Leasehold improvements....................................       5,509         8,188
  Broadcasting equipment....................................      14,356        18,800
  Furniture and fixtures....................................       7,154        12,144
  Construction in progress..................................       1,363        13,091
                                                                --------      --------
                                                                  29,391        54,415
  Less-Accumulated depreciation and amortization............      16,400        20,969
                                                                --------      --------
       Total property and equipment, net....................      12,991        33,446
                                                                --------      --------
INTANGIBLE ASSETS:
  Broadcast licenses........................................     126,116       195,400
  Trademarks and organization costs.........................       1,073         1,022
  Excess of cost over fair value of net assets of purchased
     businesses.............................................      20,371        53,297
  Other intangibles.........................................       1,277         5,567
                                                                --------      --------
                                                                 148,837       255,286
  Less-Accumulated amortization.............................      17,094        20,728
                                                                --------      --------
       Total intangible assets, net.........................     131,743       234,558
                                                                --------      --------
OTHER ASSETS:
  Deferred debt issuance costs and cost of interest rate cap agreements, net of accumulated amortization of $3,625
     and $692 at February 28, 1997 and 1998, respectively...       1,541         3,806
  Investments...............................................       5,470         5,114
  Deposits and other........................................       9,224         5,312
                                                                --------      --------
       Total other assets, net..............................      16,235        14,232
                                                                --------      --------
       Total assets.........................................    $189,716      $333,388
                                                                ========      ========

The accompanying notes to consolidated financial statements are an integral part of these balance sheets.

                                                                     FEBRUARY 28,
                                                                ----------------------
                                                                  1997          1998
                                                                  ----          ----
                                                                (DOLLARS IN THOUSANDS,
                                                                EXCEPT PER SHARE DATA)
            LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term debt......................    $  2,868      $     51
  Book cash overdraft.......................................       1,942            --
  Accounts payable..........................................       3,687        13,140
  Accrued salaries and commissions..........................       1,561         2,893
  Accrued interest..........................................         174         2,421
  Deferred revenue..........................................       1,593         7,985
  Other.....................................................       1,459         1,579
                                                                --------      --------
       Total current liabilities............................      13,284        28,069
                                                                --------      --------
LONG-TERM DEBT, NET OF CURRENT MATURITIES...................     112,304       231,371
OTHER NONCURRENT LIABILITIES................................         436           604
MINORITY INTEREST...........................................          --         1,875
DEFERRED INCOME TAXES.......................................      29,270        26,259
                                                                --------      --------
       Total liabilities....................................     155,294       288,178
                                                                --------      --------
COMMITMENTS AND CONTINGENCIES (NOTE 8)
SHAREHOLDERS' EQUITY:
  Class A common stock, $.01 par value; authorized
     34,000,000 shares; issued and outstanding 8,410,956
     shares and 8,430,660 shares at February 28, 1997 and
     1998, respectively.....................................          84            84
  Class B common stock, $.01 par value; authorized 6,000,000 shares; issued and outstanding 2,574,470 shares and
     2,560,894 shares at February 28, 1997 and 1998,
     respectively...........................................          26            26
  Additional paid-in capital................................      70,949        72,753
  Accumulated deficit.......................................     (36,637)      (27,653)
                                                                --------      --------
       Total shareholders' equity...........................      34,422        45,210
                                                                --------      --------
       Total liabilities and shareholders' equity...........    $189,716      $333,388
                                                                ========      ========

The accompanying notes to consolidated financial statements are an integral part of these balance sheets.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                               FOR THE THREE-YEAR PERIOD ENDED
                                                                      FEBRUARY (29)28,
                                                              ---------------------------------
                                                                1996        1997        1998
                                                                ----        ----        ----
                                                                   (DOLLARS IN THOUSANDS,
                                                                   EXCEPT PER SHARE DATA)
GROSS BROADCASTING REVENUES.................................  $117,562    $122,739    $149,406
LESS AGENCY COMMISSIONS.....................................    17,732      19,447      23,551
                                                              --------    --------    --------
NET BROADCASTING REVENUES...................................    99,830     103,292     125,855
  Broadcasting operating expenses...........................    53,948      52,839      67,646
  Publication and other revenue, net of operating
     expenses...............................................       896         834       1,204
  International business development expenses...............     1,264       1,164         999
  Corporate expenses........................................     4,419       5,929       6,846
  Time brokerage fee........................................        --          --       5,667
  Depreciation and amortization.............................     5,677       5,481       7,536
  Noncash compensation......................................     3,667       3,465       4,882
                                                              --------    --------    --------
OPERATING INCOME............................................    31,751      35,248      33,483
                                                              --------    --------    --------
OTHER INCOME (EXPENSE):
  Interest expense..........................................   (13,540)     (9,633)    (13,772)
  Equity in loss of unconsolidated affiliate................    (3,111)         --          --
  Gain on sale of investment in Talk Radio U.K..............     2,729          --          --
  Loss on donation of radio station.........................        --          --      (4,833)
  Other income, net.........................................        79         325           6
                                                              --------    --------    --------
     Total other income (expense)...........................   (13,843)     (9,308)    (18,599)
                                                              --------    --------    --------
INCOME BEFORE INCOME TAXES..................................    17,908      25,940      14,884
PROVISION FOR INCOME TAXES..................................     7,600      10,500       5,900
                                                              --------    --------    --------
NET INCOME..................................................  $ 10,308    $ 15,440    $  8,984
                                                              ========    ========    ========
  Basic net income per share................................  $    .96    $   1.41    $    .82
                                                              ========    ========    ========
  Diluted net income per share..............................  $    .93    $   1.37    $    .79
                                                              ========    ========    ========

     The accompanying notes to consolidated financial statements are an integral part of these statements.

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

             FOR THE THREE-YEAR PERIOD ENDED FEBRUARY (29)28, 1998

                                 CLASS A                CLASS B
                               COMMON STOCK           COMMON STOCK
                           --------------------   --------------------   ADDITIONAL                 CUMULATIVE       TOTAL
                             SHARES                 SHARES                PAID-IN     ACCUMULATED   TRANSLATION   SHAREHOLDERS
                           OUTSTANDING   AMOUNT   OUTSTANDING   AMOUNT    CAPITAL       DEFICIT     ADJUSTMENTS      EQUITY
                           -----------   ------   -----------   ------   ----------   -----------   -----------   ------------
                                                      (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
BALANCE, FEBRUARY 28,
  1995...................   7,997,692     $80      2,655,122     $27      $59,552      $(62,385)        $65         $(2,661)
  Issuance of Class A
    Common Stock in
    exchange for Class B
    Common Stock.........      48,790       1        (48,790)     (1)          --            --          --              --
  Exercise of stock
    options and related
    income tax
    benefits.............     198,850       2             --      --        2,633            --          --           2,635
  Compensation related to
    granting of stock and
    stock options........          --      --             --      --        2,917            --          --           2,917
  Issuance of Class A
    Common Stock to
    profit sharing
    plan.................      19,608      --             --      --          750            --          --             750
  Translation
    adjustments..........          --      --             --      --           --            --         (65)            (65)
  Net income.............          --      --             --      --           --        10,308          --          10,308
                            ---------     ---      ---------     ---      -------      --------         ---         -------
BALANCE, FEBRUARY 29,
  1996...................   8,264,940      83      2,606,332      26       65,852       (52,077)         --          13,884
                            ---------     ---      ---------     ---      -------      --------         ---         -------
  Issuance of Class A
    Common Stock in
    exchange for Class B
    Common Stock.........      31,862      --        (31,862)     --           --            --          --              --
  Exercise of stock
    options and related
    income tax
    benefits.............      92,415       1             --      --        1,632            --          --           1,633
  Compensation related to
    granting of stock and
    stock options........          --      --             --      --        2,715            --          --           2,715
  Issuance of Class A
    Common Stock to
    profit sharing
    plan.................      21,739      --             --      --          750            --          --             750
  Net income.............          --      --             --      --           --        15,440          --          15,440
                            ---------     ---      ---------     ---      -------      --------         ---         -------
BALANCE, FEBRUARY 28,
  1997...................   8,410,956      84      2,574,470      26       70,949       (36,637)         --          34,422
                            ---------     ---      ---------     ---      -------      --------         ---         -------
  Issuance of Class A
    Common Stock in
    exchange for Class B
    Common Stock.........      13,576      --        (13,576)     --           --            --          --              --
  Exercise of stock
    options and related
    income tax
    benefits.............     106,305       1             --      --        2,966            --          --           2,967
  Compensation related to
    granting of stock and
    stock options........          --      --             --      --        4,132            --          --           4,132
  Issuance of Class A
    Common Stock to
    profit sharing
    plan.................      15,152      --             --      --          750            --          --             750
  Issuance of Class A
    Common Stock to
    employees and
    officers and related
    income tax
    benefits.............      79,115       1             --      --          954            --          --             955
  Purchase of Class A
    Common Stock.........    (194,444)     (2)            --      --       (6,998)           --          --          (7,000)
  Net income.............          --      --             --      --           --         8,984          --           8,984
                            ---------     ---      ---------     ---      -------      --------         ---         -------
BALANCE, FEBRUARY 28,
  1998...................   8,430,660     $84      2,560,894     $26      $72,753      $(27,653)        $--         $45,210
                            =========     ===      =========     ===      =======      ========         ===         =======

The accompanying notes to consolidated financial statements are an integral part of these statements.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  FOR THE THREE-YEAR PERIOD ENDED
                                                                         FEBRUARY (29)28,
                                                               -------------------------------------
                                                                 1996          1997          1998
                                                                 ----          ----          ----
                                                                      (DOLLARS IN THOUSANDS)
OPERATING ACTIVITIES:
  Net income...............................................    $10,308..     $ 15,440      $   8,984
  Adjustments to reconcile net income to net cash provided
     by operating activities--
     Depreciation and amortization of property and
       equipment...........................................       1,636         1,639          2,580
     Amortization of debt issuance costs and cost of
       interest rate cap agreements........................       1,742         1,071          2,183
     Amortization of intangible assets.....................       4,041         3,842          4,956
     Provision for bad debts...............................         834           726            802
     Provision (benefit) for deferred income taxes.........       4,870         1,590         (1,824)
     Gain on sale of TalkRadio UK..........................      (2,729)           --             --
     Compensation related to stock and stock options
       granted.............................................       2,917         2,715          4,132
     Contribution to profit sharing plan paid with common
       stock...............................................         750           750            750
     Equity in loss of unconsolidated affiliate............       3,111            --             --
     Loss on donation of radio station.....................          --            --          4,833
     Other.................................................          --          (195)           357
     (Increase) decrease in certain current assets (net of
       dispositions and acquisitions)--
       Accounts receivable.................................      (3,175)       (2,385)        (8,389)
       Prepaid expenses and other current assets...........        (751)       (3,041)        (4,760)
     Increase (decrease) in certain current liabilities
       (net of dispositions and acquisitions)--
       Accounts payable and book cash overdraft............        (569)        2,757          5,560
       Accrued salaries and commissions....................         830        (1,999)         1,332
       Accrued interest....................................      (1,272)         (146)         2,247
       Deferred revenue....................................        (349)          395            292
       Other current liabilities...........................         390            26            116
     (Increase) decrease in deposits and other assets......        (108)         (898)        (1,832)
     Increase (decrease) in other noncurrent liabilities...         745          (925)           168
                                                               --------      --------      ---------
          Net cash provided by operating activities........      23,221        21,362         22,487
                                                               --------      --------      ---------
INVESTING ACTIVITIES:
  Costs incurred for WRKS-FM Acquisition...................        (131)           --             --
  Acquisition of WALC-FM, WKBQ-AM and WKKX-FM..............          --        (6,600)       (36,964)
  Acquisition of WTLC-FM and WTLC-AM.......................          --            --        (15,336)
  Acquisition of Texas Monthly.............................          --            --        (37,389)
  Acquisition of Cincinnati Magazine.......................          --            --         (1,979)
  Acquisition of Network Indiana and AgriAmerica...........          --            --           (709)
  Purchases of property and equipment......................      (1,396)       (7,559)       (16,991)
  Initial payment for purchase of Hungarian broadcast
     license...............................................          --            --         (7,325)
  Investment in and advances to TalkRadio UK...............        (980)           --             --
  Net proceeds from disposition of investment in TalkRadio
     UK....................................................       2,729            --             --
  Other....................................................          --           240             --
                                                               --------      --------      ---------
          Net cash provided (used) by investing
            activities.....................................         222       (13,919)      (116,693)
                                                               --------      --------      ---------

                                                                  FOR THE THREE-YEAR PERIOD ENDED
                                                                         FEBRUARY (29)28,
                                                               -------------------------------------
                                                                 1996          1997          1998
                                                                 ----          ----          ----
                                                                      (DOLLARS IN THOUSANDS)
FINANCING ACTIVITIES:
  Proceeds of long-term debt...............................      29,518        19,000        288,378
  Payments on long-term debt...............................     (57,583)      (28,102)      (183,928)
  Payment of loan fees.....................................          --            --         (4,291)
  Purchase of the Company's Class A Common Stock...........          --            --         (7,000)
  Proceeds from exercise of stock options and income tax
     benefits of certain equity transactions...............       2,635         1,632          3,922
  Other....................................................          --            --          1,719
                                                               --------      --------      ---------
       Net cash provided (used) by financing activities....     (25,430)       (7,470)        98,800
                                                               --------      --------      ---------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS...........      (1,987)          (27)         4,594
CASH AND CASH EQUIVALENTS:
  Beginning of year........................................       3,205         1,218          1,191
                                                               --------      --------      ---------
  End of year..............................................    $  1,218      $  1,191      $   5,785
                                                               ========      ========      =========
SUPPLEMENTAL DISCLOSURES:
  Cash paid for--
     Interest..............................................    $ 13,112      $  8,708      $   9,655
     Income taxes..........................................       2,931         9,180          8,419
  Noncash investing and financing transactions --
     Fair value of assets acquired by incurring debt.......          17            17             32
ACQUISITION OF WALC-FM, WKBQ-AM AND WKKX-FM:
     Fair value of assets acquired.........................          --            --      $  44,564
     Cash paid.............................................          --            --         43,564
                                                                                           ---------
     Liabilities assumed...................................                                $   1,000
ACQUISITION OF TEXAS MONTHLY:
     Fair value of assets acquired.........................          --            --      $  45,421
     Cash paid.............................................          --            --         37,389
                                                                                           ---------
     Liabilities assumed...................................                                $   8,032

The accompanying notes to consolidated financial statements are an integral part of these statements.

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A. ORGANIZATION

     Emmis Broadcasting Corporation owns and operates FM radio stations in Los Angeles, New York City (2 stations owned and operated, 1 station operated), Chicago, St. Louis (3 stations) and Indianapolis (3 stations), two AM radio stations in Indianapolis, and a radio station which broadcasts in Hungary (Slager Radio). Emmis Broadcasting Corporation also publishes Indianapolis Monthly, Texas Monthly, Cincinnati Magazine, and Atlanta magazines, and engages in certain businesses ancillary to its radio businesses, such as advertising, program consulting and broadcast tower leasing.

  B. PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of Emmis Broadcasting Corporation and its majority owned Subsidiaries. Unless the content otherwise requires, references to Emmis or the Company in these financial statements mean Emmis Broadcasting Corporation and its Subsidiaries. All significant intercompany balances and transactions have been eliminated.

  C. REVENUE RECOGNITION

     Broadcasting revenue is recognized as advertisements are aired. Publication revenue is recognized in the month of issue.

  D. PUBLICATION AND OTHER REVENUE, NET OF OPERATING EXPENSES

     Publication revenue of $9,924,000, $10,428,000 and $14,776,000 for the years ended February 1996, 1997 and 1998, respectively, is reflected net of operating expenses in the consolidated statements of operations. Other revenues of $703,000, $935,000 and $1,142,000 for the years ended February 1996, 1997 and
1998, respectively, are also reflected net of operating expenses in the consolidated statements of operations.

  E. INTERNATIONAL BUSINESS DEVELOPMENT EXPENSES

     International business development expenses includes the cost of the Company's efforts to identify, investigate and develop international broadcast investments or other international business opportunities.

  F. NONCASH COMPENSATION

     Noncash compensation includes compensation expense associated with stock options granted, restricted common stock issued under employment agreements and common stock contributed to the Company's Profit Sharing Plan. The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation." Pro forma disclosure of net income and earnings per share under SFAS No. 123 is presented in Note 7.

  G. CASH AND CASH EQUIVALENTS

     Emmis considers time deposits, money market fund shares, and all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

  H. PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost. Depreciation and amortization are generally computed by the straight-line method over the estimated useful lives of the related assets which are 31.5 years for buildings, not more than 32 years for leasehold improvements, 5 to 7 years for broadcasting equipment and 7 years for furniture and fixtures. Maintenance, repairs and minor renewals are expensed; improvements are capitalized.

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Interest is being capitalized in connection with the construction of the Indianapolis office facility (Note 8). The capitalized interest is recorded as part of the building cost, which is currently included in construction in progress, and will be amortized over the building's estimated useful life. In fiscal 1998 approximately $312,000 of interest was capitalized. No interest was capitalized in fiscal 1997 and 1996. On a continuing basis, the Company reviews the financial statement carrying value of property and equipment for impairment. If events or changes in circumstances were to indicate that an asset carrying value may not be recoverable, a write-down of the asset would be recorded through a charge to operations.

  I. INTANGIBLE ASSETS

     Intangible assets are recorded at cost. Generally, broadcast licenses, trademarks and the excess of cost over fair value of net assets of purchased businesses are being amortized using the straight-line method over 40 years. The cost of the broadcast license for Slager Radio (totaling approximately $20.8 million) is being amortized over the seven year initial term of the license. The approximately $32.4 million of excess of cost over fair value of net assets resulting from the purchase of Texas Monthly is being amortized over 15 years. Other intangibles are amortized using the straight-line method over varying periods, not in excess of 10 years.

     On a continuing basis, the Company reviews the financial statement carrying value of these assets for impairment. Specifically, this process includes a comparison of the carrying amounts of the operating units to their estimated fair values, an analysis of estimated future operating cash flows and an evaluation as to whether an operating unit might be sold in the near future. If this process were to result in the conclusion that the carrying value of an intangible asset would not be recovered, a write-down of the operating unit's assets would be recorded through a charge to operations.

  J. INVESTMENTS

     Emmis has a 50% ownership interest in a partnership in which the sole asset is land on which a transmission tower is located. The other owner has voting control of the partnership. This investment is reflected at cost of $5,114,000, which approximates the equity method of accounting.

     On November 7, 1995, Emmis sold its 24.5% interest in TalkRadio UK Limited
(TRUK) for approximately $3.0 million and recorded a gain on sale of approximately $2.7 million.

  K. DEPOSITS AND OTHER ASSETS

     Deposits and other assets includes amounts due from officers, including accrued interest, of $1,570,000 and $1,654,000 at February 28, 1997 and 1998, respectively. Officer loans bear interest at the Company's borrowing rate of approximately 6.625% and 6.60% at February 28, 1997 and 1998, respectively.

  L. DEFERRED REVENUE AND BARTER TRANSACTIONS

     Deferred revenue includes deferred magazine subscription revenue and deferred barter revenue. Barter transactions are recorded at the estimated fair value of the product or service received. Broadcast revenue from barter transactions is recognized when commercials are broadcast. The appropriate expense or asset is recognized when merchandise or services are used or received.

  M. INCOME TAXES

     Income taxes are provided based on the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes." The liability method measures the expected tax impact of future taxable income or deductions resulting from differences in the tax and financial reporting bases of assets and liabilities reflected in the consolidated balance sheets and the expected tax impact of carryforwards for tax purposes.

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  N. FOREIGN CURRENCY TRANSLATION

     The functional currency of Slager Radio is the Hungarian forint. Slager Radio's balance sheet has been translated from forints to the U.S. dollar using the current exchange rate in effect at the balance sheet date. Slager Radio's results of operations have been translated using an average exchange rate for the period. The translation adjustment resulting from the conversion of Slager Radio's financial statements was not significant for the year ended February 28, 1998.

     The functional currency of TRUK is the pound sterling. The Company's investment in and advances to TRUK have been translated from the pound sterling to the U.S. dollar using current exchange rates in effect at the balance sheet date. The Company's equity in the loss of TRUK has been translated using an average exchange rate for the period. The applicable gains or losses, net of deferred income taxes, resulting from the translation of the Company's investment in and advances to TRUK is shown as cumulative translation adjustments in shareholders' equity. As indicated above, Emmis sold its investment in TRUK on November 7, 1995.

  O. NET INCOME PER COMMON AND COMMON EQUIVALENT SHARE

     In February 1997, Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share", was issued. This new statement supersedes APB Opinion No. 15, "Earnings Per Share", and supersedes or amends other related accounting pronouncements. SFAS No. 128 was adopted by the Company effective March 1, 1997 and all prior period earnings per share (EPS) data have been restated. SFAS No. 128 replaces the presentation of primary EPS with a presentation of basic EPS. It also requires dual presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures like the Company's. Basic EPS excludes dilution and is computed by dividing net income available to common shareholders by the weighted-average number of common shares outstanding for the period (10,942,996 and 10,903,333 shares for the years ended February 28, 1997 and 1998, respectively). Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Weighted average common equivalent shares outstanding for the period, considering the effect of employee stock options, are 11,291,225 and 11,377,765 for the years ended February 28, 1997 and 1998, respectively.

  P. ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Q. ACCOUNTING PRONOUNCEMENTS

     In June 1997, SFAS No. 130, "Reporting Comprehensive Income," was issued. Under this statement, the Company will report in its financial statements, in addition to net income, comprehensive income and its components which includes foreign currency items. The statement must be adopted by the Company in fiscal 1999. Implementation of this disclosure standard will not affect the financial position or results of operations. Management has not yet determined the manner in which comprehensive income will be displayed.

     In June 1997, SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information," was issued. This statement, which must be adopted by the Company for the year ended February 28, 1999, establishes standards for reporting information about operating segments in annual and interim financial statements. Operating segments are determined consistent with the way management organizes and evaluates

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

financial information internally for making decisions and assessing performance. It also requires related disclosures about the source of revenues for each segment, geographic areas, and major customers. Implementation of this disclosure standard will not affect the Company's financial position or results of operations. Management has not yet determined the manner in which segment information will be displayed.

  R. RECLASSIFICATIONS

     Certain reclassifications have been made to the February 28, 1997 financial statements to be consistent with the February 28, 1998 presentation.

2. COMMON STOCK

     Emmis has authorized 34,000,000 shares of Class A Common Stock, par value $.01 per share, and 6,000,000 shares of Class B Common Stock, par value $.01 per share. The rights of these two classes are essentially identical except that each share of Class B Common Stock has 10 votes with respect to substantially all matters. Class B Common Stock is owned by the principal shareholder (Jeffrey
H. Smulyan). All shares of Class B Common Stock convert to Class A Common Stock upon sale or other transfer to a party unaffiliated with the principal shareholder. The financial statements presented reflect the establishment of the two classes of stock.

     In June 1997, Emmis acquired 194,444 shares of its common stock from Morgan Stanley, Dean Witter, Discover and Co. at $36 per share. The aggregate purchase price of $7.0 million is reflected as a decrease to additional paid in capital in the accompanying financial statements and was financed through additional borrowings under the Company's existing Credit Facility.

3. PREFERRED STOCK

     Emmis has authorized 10,000,000 shares of preferred stock which may be issued with such designations, preferences, limitations and relative rights as Emmis' Board of Directors may authorize. As of February 28, 1997 and 1998, no shares of preferred stock are issued and outstanding.

4. LONG-TERM DEBT

     Long-term debt was comprised of the following at February 28, 1997 and 1998 (dollars in thousands):

                                                                1997       1998
                                                                ----       ----
Credit Facility:
  Revolving Credit Facility.................................  $  6,000   $115,000
  Term Note.................................................    40,000    100,000
  Revolving Credit Facility/Term Note.......................    69,000         --
License Obligation -- Hungary...............................        --     11,800
Bonds Payable...............................................        --      2,996
Notes Payable...............................................        --      1,448
Other.......................................................       172        178
                                                              --------   --------
Total debt..................................................   115,172    231,422
  Less Current Maturities...................................     2,868         51
                                                              --------   --------
                                                              $112,304   $231,371
                                                              ========   ========

     On July 1, 1997, the Company entered into an amended and restated Credit Facility. As a result of the early payoff of the refinanced debt, the Company recorded a loss of approximately $1.3 million, related to unamortized deferred debt issuance costs, which is recorded as interest expense in the accompanying consolidated statement of operations. The amended and restated Credit Facility matures on February 28, 2005

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

and is comprised of (1) a $250 million revolving credit facility which is subject to certain adjustments as defined in the credit facility and includes an additional commitment for $100 million which may be requested by Emmis prior to May 31, 1999, (2) a $100 million term note and (3) a $150 million revolving credit facility/term note.

     The amended and restated Credit Facility provides for Letters of Credit to be made available to the Company not to exceed $50 million. The aggregate amount of outstanding Letters of Credit and amounts borrowed under the Revolving Credit Facility cannot exceed the Revolving Credit Facility commitment. At February 28, 1998, a $50 million Letter of Credit was outstanding.

     All outstanding amounts under the Credit Facility bear interest, at the option of Emmis, at a rate equal to the Eurodollar Rate (5.375% and 5.625% at February 28, 1997 and 1998, respectively) or an alternative base rate (as defined in the Credit Facility) plus a margin. The margin over the Eurodollar Rate or the alternative base rate varies from time to time, depending on Emmis' ratio of debt to earnings before interest, taxes, depreciation and amortization (EBITDA), as defined in the agreement. The interest rate on borrowings outstanding under the Credit Facility at February 28, 1997 and 1998 was approximately 6.625% and 6.60%, respectively. Interest is due on a calendar quarter basis under the alternative base rate and at least every three months under the Eurodollar Rate. The Credit Facility requires the Company to maintain interest rate protection agreements through July 2000. The notional amount required varies based upon Emmis' ratio of adjusted debt to EBITDA, as defined in the Credit Facility. The notional amount of the agreements required at February 28, 1998 totaled $109 million. The agreements, which expire at various dates ranging from April 2000 to February 2001, establish various ceilings approximating 8% on the one-month LIBOR interest rate. The cost of these agreements are being amortized over the lives of the agreements and the amortization is included as a component of interest expense.

     The aggregate amount of the Revolving Credit Facility reduces quarterly beginning May 31, 2000. Amortization of the outstanding principal amount under the Term Note and Revolving Credit Facility/Term Note is payable in quarterly installments beginning May 31, 2000. The annual amortization and reduction schedules as of February 28, 1998, assuming the entire $500 million Credit Facility were outstanding prior to the scheduled amortization payments are as follows:

                      SCHEDULED AMORTIZATION/REDUCTION OF
                          CREDIT FACILITY AVAILABILITY
                                 (IN THOUSANDS)

                                                                                       REVOLVING
                                                REVOLVING                           CREDIT FACILITY/
               YEAR ENDED                    CREDIT FACILITY       TERM NOTE           TERM NOTE
             FEBRUARY (29)28                  AMORTIZATION        AMORTIZATION        AMORTIZATION         TOTAL
             ---------------                 ---------------      ------------      ----------------       -----
2001.....................................       $ 37,500            $ 15,000            $ 15,000          $ 67,500
2002.....................................         50,000              20,000              22,500            92,500
2003.....................................         50,000              20,000              22,500            92,500
2004.....................................         50,000              20,000              37,500           107,500
2005.....................................         62,500              25,000              52,500           140,000
                                                --------            --------            --------          --------
Total....................................       $250,000            $100,000            $150,000          $500,000
                                                ========            ========            ========          ========

     Commencing with the fiscal year ending February 28, 2001 and continuing through February 29, 2004, in addition to the scheduled amortization/reduction of the Credit Facility, within 60 days after the end of each fiscal year, the Credit Facility is permanently reduced by 50% of the Company's excess cash flow if the ratio of adjusted debt (as defined in the Credit Facility) to EBITDA exceeds 5 to 1. Excess cash flow is generally defined as EBITDA reduced by cash taxes, capital expenditures, required debt service, increases in working

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

capital (net of cash or cash equivalents), the fixed fees paid under the WQCD-FM time brokerage agreement, and $3,000,000. The net proceeds from any sale of certain assets must also be used to permanently reduce borrowings under the Credit Facility. If the ratio of adjusted debt to EBITDA is less than 5.5 to 1 and certain other conditions are met, the Company will be permitted in certain circumstances to reborrow the amount of the net proceeds within nine months solely for the purpose of funding an acquisition.

     The Credit Facility contains various financial and operating covenants and other restrictions with which Emmis must comply, including, among others, restrictions on additional indebtedness, engaging in businesses other than broadcasting and publishing, paying cash dividends, redeeming or repurchasing capital stock of Emmis and use of borrowings, as well as requirements to maintain certain financial ratios. The Company was in compliance with these covenants at February 28, 1997 and 1998. The Credit Facility also prohibits Emmis, under certain circumstances, from making acquisitions and disposing of certain assets without the prior consent of the lenders, and provides that an event of default will occur if Jeffrey H. Smulyan ceases to maintain (i) a significant equity investment in Emmis (as specified in the Credit Facility),
(ii) the ability to elect a majority of Emmis' directors or (iii) control of a majority of shareholder voting power. Substantially all of Emmis' assets, including the stock of Emmis' subsidiaries, are pledged to secure the Credit Facility.

     The License Obligation -- Hungary is payable, in Hungarian forints, by Emmis' Hungarian subsidiary (see Note 5) to the Hungarian government in four equal annual installments commencing November 2000. The license obligation of $11.8 million, reflected net of unamortized discount of $1.7 million, is non-interest bearing and thus has been discounted at an imputed rate of approximately 3% to reflect the obligation at its fair value. In accordance with the license purchase agreement, a Hungarian cost of living adjustment is calculated annually and is payable, concurrent with the principal payments, on the outstanding obligation. The cost of living adjustment is estimated each reporting period and included in interest expense.

     The Bonds and Notes Payable are payable by Emmis' Hungarian subsidiary to the minority shareholders of the subsidiary. The Bonds are due on maturity at November 2004 and bear interest at the Hungarian State Bill rate plus 3% (approximately 23% at February 28, 1998). Interest is payable semiannually. The Notes Payable and accrued interest are due on demand and bear interest at prime plus 2% (approximately 10.5% at February 28, 1998).

5. ACQUISITIONS

     On March 31, 1997, Emmis completed its acquisition of substantially all of the assets of radio stations WALC-FM (formerly WKBQ-FM), WKBQ-AM and WKKX-FM in St. Louis from Zimco, Inc. for approximately $43.6 million in cash, plus an agreement to broadcast approximately $1.0 million in trade spots for Zimco, Inc., over a period of years. In accordance with the asset purchase agreement, Emmis made an escrow payment of $6.0 million and paid $600,000 in non-refundable prepayments in December 1996. These payments are reflected in deposits and other assets in the consolidated balance sheet as of February 28, 1997. Concurrent with the signing of the asset purchase agreement, Emmis entered into a time brokerage agreement which permitted Emmis to operate the acquired stations effective December 1, 1996 through the date of closing. Operating results of these stations are reflected in the consolidated statements of operations commencing December 1, 1996. The purchase price was financed through additional bank borrowings. The acquisition was accounted for as a purchase. In February 1998, the Company donated WKBQ-AM to a church. The $4.8 million net book value of the station at the time of donation was reflected as a loss on donation of radio station in the accompanying consolidated statement of operations.

     On May 15, 1997, the Company entered into an agreement to purchase radio station WQCD-FM in New York City. The purchase price, after adjustments, is expected to be approximately $141 million. As part of the transaction therewith, the Company issued an irrevocable letter of credit, to the current owner, totaling $50 million as security for the Company's obligations under this agreement. The acquisition will be financed

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

through additional bank borrowings and will be accounted for as a purchase upon closing. The acquisition is currently awaiting FCC approval.

     In connection with the above agreement to acquire WQCD-FM, the Company entered into a time brokerage agreement which permitted Emmis to begin operating the station effective July 1, 1997. This agreement expires upon the closing of the sale of the station to the Company. In consideration for the time brokerage agreement, the Company pays a monthly fee of approximately $700,000. Operating results of WQCD-FM are reflected in the consolidated statement of operations for the period from July 1, 1997 through February 28, 1998.

     On October 1, 1997, the Company acquired the assets of Network Indiana and AgriAmerica from Wabash Valley Broadcast Corporation for $.7 million in cash. Emmis financed the acquisition through additional bank borrowings. The acquisition was accounted for as a purchase.

     On November 1, 1997, the Company completed its acquisition of substantially all of the assets of WTLC-FM and AM in Indianapolis from Panache Broadcasting, L.P. for approximately $15.3 million in cash. Emmis financed the acquisition through additional bank borrowings. The acquisition was accounted for as a purchase.

     On November 1, 1997, the Company acquired substantially all of the net assets of Cincinnati Magazine from CM Media, Inc. for approximately $2.0 million in cash. Emmis financed the acquisition through additional bank borrowings. The acquisition was accounted for as a purchase.

     Emmis owns a 54% interest in a Hungarian subsidiary (Radio Hungaria Rt., d/b/a Slager Radio) which was formed in August 1997. In November 1997, Slager Radio acquired a radio broadcasting license from the Hungarian government at a cost of approximately $19.2 million, of which a cash payment of $7.3 million had been made as of February 28, 1998. The broadcast license has an initial term of seven years and is subject to renewal for an additional five years. Slager Radio began broadcasting on February 16, 1998. Slager Radio's operating results included in Emmis' results of operations for the year ended February 28, 1998 were not material.

     On February 1, 1998, the Company acquired all of the outstanding capital stock of Mediatex Communications Corporation for approximately $37.4 million in cash. Mediatex Communications Corporation owns and operates Texas Monthly, a regional magazine. The acquisition was accounted for as a purchase and was financed through additional bank borrowings.

6. PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

     A pro forma condensed consolidated statement of operations is presented below for the years ended February 28, 1997 and 1998, assuming the acquisitions of WALC-FM, WKKX-FM, WTLC-FM and AM, and Texas Monthly and the operation of WQCD-FM, under the Time Brokerage Agreement, all had occurred on the first day of the year ended February 28, 1997. Pro forma results for the year ended February 28, 1997, include pro forma adjustments for March through November, actual revenues and operating expenses from December through February, operating under the time brokerage agreement, and certain pro forma expense adjustments for December through February for the acquisition of WALC-FM and WKKX-FM. In addition, pro forma adjustments for March through February for the operation of WQCD-FM under the time brokerage agreement, and the acquisition of WTLC-FM and AM and Texas Monthly are included in pro forma results for fiscal 1997. Pro forma results for the year ended February 28, 1998, include pro forma adjustments for March and actual results for April through February for the acquisition of WALC-FM and WKKX-FM, pro forma results for March through June and actual results for July through February for the operation of WQCD-FM under the time brokerage agreement, pro forma results for March through October and actual results for November through February for the acquisition of WTLC- FM and AM, and pro forma results for March through January and actual results for February for the acquisition of Texas

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Monthly. Pro forma results for Cincinnati Magazine, Network Indiana and AgriAmerica have been excluded as they are not significant to the consolidated operating results of the Company. Pro forma interest expense, depreciation of property and equipment and amortization expense related to the intangibles resulting from the allocation of the purchase price for the above acquisitions and pro forma time brokerage fees for the operation of WQCD-FM have been included in the pro forma statements presented below (in thousands, except per share data).

                                                                  PRO FORMA
                                                            ----------------------
                                                              1997          1998
                                                              ----          ----
NET BROADCASTING REVENUES...............................    $126,112      $134,603
  Broadcasting operating expenses.......................      67,792        72,646
  Publication and other revenue, net of operating
     expenses...........................................       2,637         3,776
  International business development expenses...........       1,164           999
  Corporate expenses....................................       5,929         6,846
  Depreciation and amortization.........................      11,164        11,267
  Noncash compensation..................................       3,465         4,882
  Time brokerage agreement fees.........................       8,500         8,500
                                                            --------      --------
OPERATING INCOME........................................      30,735        33,239
                                                            --------      --------
OTHER INCOME (EXPENSE):
  Interest expense......................................     (16,713)      (17,485)
  Equity in loss of unconsolidated affiliates...........          --          (357)
  Loss on donation of radio station.....................          --        (4,833)
  Other income (expense), net...........................         333           459
                                                            --------      --------
       Total other income (expense).....................     (16,380)      (22,216)
                                                            --------      --------
INCOME BEFORE INCOME TAXES..............................      14,355        11,023
PROVISION FOR INCOME TAXES..............................       5,740         4,410
                                                            --------      --------
NET INCOME..............................................    $  8,615      $  6,613
                                                            ========      ========
  Basic net income per share............................       $0.79         $0.61
                                                            ========      ========
  Diluted net income per share..........................       $0.76         $0.58
                                                            ========      ========

     The pro forma condensed consolidated statement of operations presented above does not purport to be indicative of the results that actually would have been obtained if the indicated transactions had been effective at the beginning of the year presented, and is not intended to be a projection of future results or trends.

7. EMPLOYEE BENEFIT PLANS

  A. 1986 STOCK INCENTIVE PLAN AND 1992 NONQUALIFIED STOCK OPTION PLAN

     These stock plans provide for incentive stock options, nonqualified stock options and stock appreciation rights equivalent to 1,112,500 shares of common stock. The options and stock appreciation rights are generally exercisable six months after the date of grant and expire not more than 10 years from the date the options or rights are granted. Stock appreciation rights provide for the issuance of stock or the payment of cash equal to the appreciation in market value of the allocated shares from the date of grant to the date of exercise. When rights are issued with options, exercise of either the option or the right results in the surrender of the other. As of February 28, 1997 and 1998, there were no stock appreciation rights outstanding nor were there any stock appreciation rights issued with options outstanding. Certain stock options awarded remain outstanding as of February 28, 1997 and 1998.

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  B. 1994 EQUITY INCENTIVE PLAN

     Effective March 1, 1994, the shareholders of Emmis approved the 1994 Equity Incentive Plan (the Plan). Under the Plan, awards equivalent to 1,000,000 shares of common stock may be granted. The awards, which have certain restrictions, may be for incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, performance units or limited stock appreciation rights. Under this Plan, all awards are granted with an exercise price equal to the fair market value of the stock except for shares of restricted stock which may be granted with an exercise price at amounts greater than or equal to the par value of the underlying stock. No more than 500,000 shares of Class B Common Stock are available for grant and issuance under the Plan. As of February 28, 1997 and 1998, the only awards granted under this Plan were for stock options and restricted shares of stock. Certain stock options awarded remain outstanding as of February 28, 1997 and 1998. The stock options under this Plan are generally exercisable one year after the date of grant and expire not more than 10 years from the date of grant. The exercise price of these options are at the fair market value of the stock on the grant date.

  C. 1995 EQUITY INCENTIVE PLAN

     Effective March 1, 1995, the shareholders of Emmis approved the 1995 Equity Incentive Plan (the Plan). Under the Plan, awards equivalent to 650,000 shares of common stock may be granted pursuant to employment agreements discussed in
Note 8.

  D. NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     Effective June 29, 1995, Emmis implemented a Non-Employee Director Stock Option Plan. Under this Plan, each non-employee director, as of January 24, 1995, was granted an option to acquire 5,000 shares of the Company's Class A Common Stock. Thereafter, upon election or appointment of any non-employee director or upon a continuing director becoming a non-employee director, such individual will also become eligible to receive a comparable option. In addition, an equivalent option will be automatically granted on an annual basis to each non-employee director. All awards are granted with an exercise price equal to the fair market value of the stock on the date of grant. Under this Plan, awards equivalent to 85,000 shares of Class A Common Stock are available for grant at February 28, 1998.

  E. 1997 EQUITY INCENTIVE PLAN

     Effective March 1, 1997, the shareholders of Emmis approved the 1997 Equity Incentive Plan (the 1997 Plan). Under the 1997 Plan, awards equivalent to 1,000,000 shares of common stock may be granted. The awards, which have certain restrictions, may be for incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights or performance units. Under the 1997 Plan, all awards are granted with an exercise price equal to the fair market value of the stock except for shares of restricted stock which may be granted with an exercise price at amounts greater than or equal to the par value of the underlying stock. No more than 500,000 shares of Class B Common Stock are available for grant and issuance under the 1997 Plan. As of February 28, 1998, there were no awards granted under this Plan. The stock options under this Plan are generally exercisable one year after the date of grant and expire not more than 10 years from the date of grant.

  F. OTHER DISCLOSURES RELATED TO STOCK OPTION AND EQUITY INCENTIVE PLANS

     The Company has historically accounted for its Stock Option Plans in accordance with APB Opinion No. 25 ("APB 25"), under which compensation expense is recognized only to the extent the exercise price of the option is less than the fair market value of the share of stock at the date of grant. During 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation (SFAS
123), which considers the stock options as compensation expense to the

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company, based on their fair value at the date of grant. Under this standard, the Company has the option of accounting for employee stock option plans as it currently does or under the new method. The Company has elected to continue to use the APB 25 method for accounting, but has adopted the disclosure requirements of SFAS 123. Accordingly, compensation expense reflected in noncash compensation in the consolidated statements of operations related to the plans summarized above was $2,917,000, $2,715,000 and $4,132,000 for the years ended February 1996, 1997 and 1998, respectively. Had compensation expense related to these plans been determined based on fair value at date of grant, the Company's net income and earnings per share would have been reduced to the pro forma amounts indicated below:

                                                   YEAR ENDED FEBRUARY (29)28,
                                             ----------------------------------------
                                                1996           1997           1998
                                             -----------    -----------    ----------
Net Income:
  As Reported............................    $10,308,000    $15,440,000    $8,984,000
  Pro Forma..............................    $ 8,845,000    $11,545,000    $6,871,000
Basic EPS:
  As Reported............................           $.96          $1.41          $.82
  Pro Forma..............................           $.83          $1.06          $.63
Diluted EPS:
  As Reported............................           $.93          $1.37          $.79
  Pro Forma..............................           $.80          $1.02          $.60

     Because the fair value method of accounting has not been applied to options granted prior to March 1, 1995, the resulting pro forma compensation cost may not be representative of that to be expected in future years. The fair value of each option granted is estimated on the date of grant using the Black-Scholes option pricing model utilizing the following weighted average assumptions:

                                                                   YEAR ENDED
                                                                FEBRUARY (29)28,
                                                          --------------------------
                                                           1996      1997      1998
                                                          ------    ------    ------
Risk Free Interest Rate...............................     6.47%     6.39%     5.78%
Expected Life (Years).................................     6.8       7.1       8.1
Expected Volatility...................................    39.70%    41.56%    38.65%

     Expected dividend yields were zero for fiscal 1996, 1997 and 1998.

     A summary of the status of options at February 1996, 1997 and 1998 and the related activity for the year is as follows:

                                           1996                    1997                    1998
                                    -------------------    --------------------    --------------------
                                               WEIGHTED                WEIGHTED                WEIGHTED
                                     NUMBER    AVERAGE      NUMBER     AVERAGE      NUMBER     AVERAGE
                                       OF      EXERCISE       OF       EXERCISE       OF       EXERCISE
                                    OPTIONS     PRICE       OPTIONS     PRICE       OPTIONS     PRICE
                                    -------    --------     -------    --------     -------    --------
Outstanding at Beginning of
  Year............................   587,000    $ 9.37       893,888    $15.88     1,232,335    $23.42
Granted...........................   505,738     19.29       439,862     35.54       325,200     35.28
Exercised.........................  (198,850)     6.63       (92,415)    10.01      (106,305)    21.09
Expired...........................        --        --        (9,000)    33.96       (10,600)    42.47
Outstanding at End of Year........   893,888     15.88     1,232,335     23.42     1,440,630     26.08
Exercisable at
End of Year.......................   517,900     11.99       737,223     16.71     1,155,430     22.14
Available for Grant............... 1,816,012               1,385,150               2,571,350

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     During the years ended February 1996, 1997 and 1998 options were granted with an exercise price equal to or less than fair market value of the stock on the date of grant. A summary of the weighted average fair value and exercise price of options granted during 1996, 1997 and 1998 is as follows:

                                               1996                   1997                   1998
                                        -------------------    -------------------    -------------------
                                        WEIGHTED   WEIGHTED    WEIGHTED   WEIGHTED    WEIGHTED   WEIGHTED
                                        AVERAGE    AVERAGE     AVERAGE    AVERAGE     AVERAGE    AVERAGE
                                        EXERCISE     FAIR      EXERCISE     FAIR      EXERCISE     FAIR
                                         PRICE      VALUE       PRICE      VALUE       PRICE      VALUE
                                        --------   --------    --------   --------    --------   --------
OPTIONS GRANTED WITH AN EXERCISE
  PRICE:
Equal to Fair Market Value of the
  Stock on the Date of Grant..........   $14.81     $26.03      $24.46     $42.66      $22.85     $41.20
Less Than Fair Market Value of the
  Stock on the Date of Grant..........   $16.55     $15.50      $24.30     $15.50      $40.48     $15.50

     During fiscal 1996 and 1997, 90,000 and 14,800 shares of nonvested stock were granted at a weighted average grant date fair value of $17.36 and $37.20, respectively, under employment agreements discussed in Note 8. No nonvested stock was granted during fiscal 1998.

     The following information relates to options outstanding and exercisable at February 28, 1998:

         OPTIONS OUTSTANDING                     OPTIONS EXERCISABLE
--------------------------------------   ------------------------------------
                              WEIGHTED     WEIGHTED                  WEIGHTED
    RANGE OF                  AVERAGE       AVERAGE                  AVERAGE
    EXERCISE      NUMBER OF   EXERCISE     REMAINING     NUMBER OF   EXERCISE
     PRICES        OPTIONS     PRICE     CONTRACT LIFE    OPTIONS     PRICE
    --------      ---------   --------   -------------   ---------   --------
     $3.75          60,375     $ 3.75      4.2 years       60,375     $ 3.75
   10.00-13.25      76,450      12.43      5.7 years       76,450      12.43
  15.13-17.125     644,393      15.61      8.0 years      644,393      15.61
  28.875-42.25     297,362      34.01      8.1 years      206,862      33.42
  44.125-48.75     362,050      44.79      9.0 years      167,350      44.40

     In addition to the benefit plans noted above, Emmis has the following employee benefit plans:

  G. PROFIT SHARING PLAN

     In December 1986, Emmis adopted a profit sharing plan that covers all nonunion employees with one year of service. Contributions to the plan are at the discretion of the Emmis Board of Directors. Contributions to the plan can be made in the form of newly issued Emmis common stock or cash. Historically, all contributions to the plan have been in the form of Emmis common stock. Contributions reflected in noncash compensation in the consolidated statements of operations were $750,000 for each of the years ended February 1996, 1997 and 1998.

  H. 401(K) RETIREMENT SAVINGS PLAN

     Emmis sponsors a Section 401(k) retirement savings plan which covers substantially all nonunion employees age 18 years and older who have at least one year of service. Employees may make pretax contributions to the plan up to 10% of their compensation, not to exceed the annual limit prescribed by the Internal Revenue Service. Emmis may make discretionary matching contributions to the plan in the form of shares of the Company's Class A Common Stock. Effective March 1, 1996, Emmis began to match 50% of employee contributions up to $2,000. Emmis' contributions to the plan totaled $129,000, $273,000 and $315,000 for the years ended February 1996, 1997 and 1998, respectively.

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  I. DEFINED CONTRIBUTION HEALTH AND RETIREMENT PLAN

     Emmis contributes to a multi-employer defined contribution health and retirement plan for employees who are members of a labor union. Amounts charged to expense related to the multi-employer plan were approximately $276,000, $297,000 and $342,000 for the years ended February 1996, 1997 and 1998, respectively.

  J. EMPLOYEE STOCK PURCHASE PLAN

     Effective March 1, 1995, the Company implemented an employee stock purchase plan which permits employees to purchase, via payroll deduction, shares of the Company's Class A Common Stock, at fair market value, up to an amount not to exceed 10% of an employee's annual gross pay.

8. COMMITMENTS AND CONTINGENCIES

  A. OPERATING LEASES

     Emmis leases certain office space, tower space, equipment and automobiles under operating leases expiring at various dates through March 2013. Some of the lease agreements contain renewal options and annual rental escalation clauses (generally tied to the Consumer Price Index or increases in the lessor's operating costs), as well as provisions for payment of utilities and maintenance costs.

     The future minimum rental payments (exclusive of future escalation costs) required by noncancelable operating leases which have remaining terms in excess of one year as of February 28, 1998, are as follows:

PAYABLE IN YEAR
ENDING FEBRUARY                                              PAYMENTS
---------------                                              --------
                                                          (IN THOUSANDS)
  1999..................................................     $ 3,139
  2000..................................................       2,710
  2001..................................................       2,085
  2002..................................................       1,961
  2003..................................................       2,024
  Thereafter............................................      11,618
                                                             -------
                                                             $23,537
                                                             =======

     Minimum payments have not been reduced by minimum sublease rentals of approximately $740,000 due in the future under noncancelable subleases. As further discussed in e. below, in 1999 Emmis intends to move its corporate office and Indianapolis operations to an office building being constructed in downtown Indianapolis. Included in future minimum rentals above is approximately $752,000 to be paid through 2000 relating to office space currently being leased in Indianapolis which will no longer be used after the move. At this time Emmis management believes that sublease income will be adequate to offset any rental expense associated with the existing lease.

     Rent expense totaled $4,437,000, $3,025,000 and $4,512,000 for the years ended February 1996, 1997 and 1998, respectively. Rent expense for the year ended February 1996 includes a loss recognized in connection with a remaining lease obligation related to leased property no longer used for operating purposes. During the year ended February 1997, the Company settled the aforementioned lease obligation which resulted in a reduction to rent expense. Rent expense for the year ended February 1998 is net of sublease income of approximately $86,000.

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  B. BROADCAST AGREEMENTS

     Emmis has entered into agreements to broadcast certain syndicated programs and sporting events. Future payments related to these broadcast rights are summarized as follows: Year ended February 1999 -- $1,584,000, 2000 -- $1,074,000, 2001 -- $1,100,000, 2002 -- $1,150,000, and 2003 -- $625,000.
Expense related to these broadcast rights totaled $1,260,000, $1,383,000 and $1,400,000 for the years ended February 1996, 1997 and 1998.

  C. LITIGATION

     Emmis currently and from time to time is involved in litigation incidental to the conduct of its business, but Emmis is not currently a party to any lawsuit or proceeding which, in the opinion of management, is likely to have a material adverse effect on the financial position or results of operations of Emmis.

  D. EMPLOYMENT AGREEMENTS

     Effective March 1, 1994, Emmis entered into an employment agreement with its Chief Executive Officer that continues through February 28, 1999 and provides for an annual base salary as specified in the agreement and an annual bonus. In addition, for each year Emmis meets specified financial targets, the Chief Executive Officer will be granted an option to acquire 100,000 shares of Class B Common Stock. The options will have a five-year term and an exercise price of $15.50 per share. The Chief Executive Officer was granted an option to acquire 100,000 shares of Class B Common Stock in accordance with the terms of this agreement for each of the years ended February 1996 and 1997. It is expected that an option to acquire 100,000 shares of Class B Common Stock will also be granted, under this employment agreement, for the year ended February 1998. Upon the termination or disability of the Chief Executive Officer, specified levels of compensation may continue for five years from the date of termination or disability. Upon the death of the Chief Executive Officer, lump sum payments are payable to his estate.

     Effective March 1, 1995, Emmis entered into employment agreements with two other executive officers of the Company that continued through February 28, 1998 and provided for an annual base salary and certain bonuses as specified in the agreements. Each executive officer received 12,000 shares of the Company's Class A Common Stock for each year of the employment agreements. The shares vested upon completion of the agreements. In addition, each executive officer was granted an option to acquire 25,000 shares of Class A Common Stock during each year of the employment agreements. The options became exercisable at the end of the term of the employment agreements and have an exercise price of $15.50 per share.

     Effective March 1, 1995 and 1996, Emmis entered into employment agreements with two additional executives of the Company that continue through February 28, 1999 and provide for an annual base salary and certain other bonuses as specified in the agreements. Subject to certain conditions, the executives will receive, in total, 27,000 shares of the Company's Class A Common Stock. Of the total shares to be received 2,000, were awarded as of February 28, 1997 with the remaining 25,000 to be awarded upon completion of the term of the agreements. In addition, subject to certain conditions, during the term of the agreements, the executives will be granted options to acquire shares of Class A Common Stock, with an exercise price equal to the fair market value at the date of grant. Each option becomes exercisable one year from the date of grant. Options to purchase up to 89,806 shares of Class A Common Stock may be granted over the term of the agreements. Through February 28, 1998, options to purchase 65,806 shares have been granted under the agreements.

     Effective March 1, 1995, Emmis entered into employment agreements with certain station managers that continued through February 28, 1997 and provided for an annual base salary and certain bonuses as specified in the agreements. Effective March 1, 1997 new employment agreements were entered into, with similar provisions, which continue through February 28, 1999. Subject to certain conditions, each station manager will receive a prescribed number of shares, not to exceed 1,500 shares, of the Company's Class A Common Stock

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

during each year of the employment agreements. Commencing with the initial agreements through February 28, 1998, 10,050 shares have been granted under these agreements.

  E. CONSTRUCTION OF OFFICE BUILDING

     In August 1996, Emmis announced its plan to build an office building in downtown Indianapolis for its corporate office and its Indianapolis operations. The project is expected to be completed in 1999 for an estimated cost of $30 million, net of reimbursable construction costs of $2 million. This amount reflects an increase over the original amount due to the acquisition of WTLC-FM, WTLC-AM, Network Indiana and AgriAmerica. Certain factors such as additional studio costs related to digital technology and historical landmark requirements may cause the cost of this project to increase. The Company plans to fund this project through additional borrowings under the Credit Facility.

9. INCOME TAXES

     The provision for income taxes for the years ended February 1996, 1997 and 1998, consisted of the following:

                                                               1996     1997      1998
                                                               ----     ----      ----
                                                                    (IN THOUSANDS)
Current:
  Federal...................................................  $2,081   $ 7,535   $ 6,474
  State.....................................................     649     1,375     1,250
                                                              ------   -------   -------
                                                               2,730     8,910     7,724
                                                              ------   -------   -------
Deferred:
  Federal...................................................   4,572     1,328    (2,059)
  State.....................................................     298       262       235
                                                              ------   -------   -------
                                                               4,870     1,590    (1,824)
                                                              ------   -------   -------
Provision for income taxes..................................  $7,600   $10,500   $ 5,900
                                                              ======   =======   =======

     The provision for income taxes for the years ended February 1996, 1997 and 1998, differs from that computed at the Federal statutory corporate tax rate as follows:

                                                     1996         1997          1998
                                                     ----         ----          ----
                                                             (IN THOUSANDS)
Computed income taxes at 35%....................    $6,268       $ 9,079       $5,209
State income tax................................       616         1,064          965
Other...........................................       716           357         (274)
                                                    ------       -------       ------
                                                    $7,600       $10,500       $5,900
                                                    ======       =======       ======

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of deferred tax assets and deferred tax liabilities at February 28, 1997 and 1998, are as follows:

                                                             1997           1998
                                                             ----           ----
                                                               (IN THOUSANDS)
Deferred tax assets:
  Capital loss carryforwards...........................    $  3,208       $  2,914
  Net operating loss carryforwards.....................          --          2,587
  Compensation relating to stock options...............       2,435          3,543
  Other................................................       1,221          2,739
  Valuation allowance..................................      (3,208)        (2,914)
                                                           --------       --------
     Total deferred tax assets.........................       3,656          8,869
                                                           --------       --------
Deferred tax liabilities:
  Intangible assets....................................     (30,714)       (33,166)
  Other................................................      (2,212)        (1,962)
                                                           --------       --------
     Total deferred tax liabilities....................     (32,926)       (35,128)
                                                           --------       --------
     Net deferred tax liability........................    $(29,270)      $(26,259)
                                                           ========       ========

     A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized. A valuation allowance has been provided for 100% of the capital loss carryforwards available as of February 28, 1997 and 1998, since these loss carryforwards can only be utilized to offset future capital gains with expiration of approximately $6,187,000 in 1999, $730,000 in 2001, and $368,000 in 2002. The expiration of net operating loss carryforwards approximate $458,000 in 1999, $692,000 in 2000, $1,486,000 in
2003, $2,623,000 in 2004, $1,375,000 in 2005, and $758,000 in 2006.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value of financial instruments of Emmis is estimated below based on the methods and assumptions discussed therein.

  A. CASH AND CASH EQUIVALENTS

     The carrying amounts approximate fair value because of the short maturity of these instruments.

  B. LONG-TERM DEBT

     Based upon borrowing rates currently available to the Company for debt with similar terms and the same remaining maturities, the fair value of long-term debt approximated the carrying value at February 28, 1998.

  C. INTEREST RATE CAP AGREEMENTS

     The unamortized cost of interest rate cap agreements included in the February 28, 1998 consolidated balance sheet totals $172,000. The carrying amount of interest rate cap agreements approximate fair value given that the majority of the interest rate caps were purchased in February 1998.

  D. LETTER OF CREDIT

     Fees paid for the Company's $50 million letter of credit approximate fair value based on fees currently charged for similar arrangements.

                EMMIS BROADCASTING CORPORATION AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

11. RELATED PARTY TRANSACTIONS

     Two officers of Emmis are partners in a law firm which provides legal services to Emmis. Legal fees billed by this law firm were approximately $188,000, $296,000 and $512,000 for the years ended February 1996, 1997 and
1998, respectively.

     Affiliates of Morgan Stanley, Dean Witter, Discover and Co. are shareholders of Emmis. No fees were paid to Morgan Stanley, Dean Witter, Discover & Co. and affiliates for the years ended February 1996, 1997 and 1998.

12. SUBSEQUENT EVENT -- ACQUISITION

     Effective March 20, 1998, the Company entered into an agreement to purchase the majority of the assets of Wabash Valley Broadcasting Corporation for approximately $90 million in cash. The acquisition consists of WTHI-TV, a CBS network affiliated television station, WTHI-FM and AM and WWVR-FM, radio stations located in the Terre Haute, Indiana area, and WFTX-TV, a Fox network affiliated television station in Ft. Myers, Florida.

     Effective March 30, 1998, the Company entered into an agreement to purchase substantially all of the assets of SF Broadcasting of Wisconsin, Inc. and SF Multistations, Inc. and Subsidiaries (collectively "the SF Acquisition") for approximately $307 million. The purchase price will be paid a portion in cash ($257 million), either issuance of shares of Emmis' Class A Common Stock or cash, at Emmis' option ($25 million), and a promissory note ($25 million) bearing interest at 8%, with principal and interest due on the first anniversary of the closing date which, at Emmis' option, may be paid with an equivalent amount of Emmis' Class A Common Stock. In accordance with the asset purchase agreement, Emmis made a $25 million escrow payment. The SF Acquisition consists of four Fox network affiliated television stations: WLUK-TV in Green Bay, Wisconsin, WVUE-TV in New Orleans, Louisiana, WALA-TV in Mobile, Alabama, and KHON-TV in Honolulu, Hawaii (including McHale Videofilm and satellite stations KAII-TV, Wailuku, Hawaii, and KHAW-TV, Hilo, Hawaii).

     These acquisitions are awaiting approval by the FCC. The Company will account for these acquisitions under the purchase method of accounting.

13. FINANCIAL INFORMATION FOR SUBSIDIARY GUARANTORS AND NON-GUARANTOR
    SUBSIDIARIES


The Company conducts a significant portion of its business through subsidiaries. The Senior Subordinated Notes are fully and unconditionally guaranteed, jointly and severally, by certain direct and indirect subsidiaries (the Subsidiary Guarantors). One of the Company's subsidiaries does not guarantee the Senior Subordinated Notes (the Non-Guarantor Subsidiary). The claims of creditors of the Non-Guarantor Subsidiary have priority over the rights of the Company to receive dividends or distributions from such subsidiary.

Presented below is condensed consolidating financial information for the Company, the Subsidiary Guarantors and the Non-Guarantor Subsidiary as of February 28, 1998 and 1997 and for each of the three years in the period ended February 28, 1998.

The equity method has been used by the Company with respect to investments in subsidiaries. Separate financial statements for Subsidiary Guarantors are not presented based on management's determination that they do not provide additional information that is material to investors.

                                                                 EMMIS COMMUNICATIONS CORPORATION
                                                         CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                                                               FOR THE YEAR ENDED FEBRUARY 29, 1996
                                                                    (IN THOUSANDS OF DOLLARS)



                                                                 PARENT COMPANY     SUBSIDIARY
                                                                      ONLY          GUARANTORS        ELIMINATIONS      CONSOLIDATED
                                                                 -------------------------------------------------------------------

Net broadcasting revenues                                        $          -      $      99,830    $        -       $      99,830
  Broadcasting operating expenses                                           -             53,948             -              53,948
  Publication and other revenue, net of operating expenses                156                740             -                 896
  International business development expenses                               -              1,264             -               1,264
  Corporate expenses                                                    4,419                  -             -               4,419
  Depreciation and amortization                                           192              5,485             -               5,677
  Noncash compensation                                                  3,023                644             -               3,667
                                                                 -----------------------------------------------------------------
Operating Income                                                       (7,478)            39,229             -              31,751
                                                                 -----------------------------------------------------------------
Other Income (Expense)
  Interest expense                                                    (13,507)               (33)            -             (13,540)
  Equity in loss of unconsolidated affiliate                          (3,111)                  -             -              (3,111)
  Gain on sale of investment in Talk Radio U.K.                         2,729                  -             -               2,729
  Other Income (expense), net                                              75                  4             -                  79
                                                                 ------------------------------------------------------------------
Total other income (expense)                                          (13,814)               (29)            -             (13,843)
                                                                 -----------------------------------------------------------------
Income before income taxes                                            (21,292)            39,200             -              17,908
Provision (benefit) for income taxes                                   (8,517)            16,117             -               7,600
                                                                 ------------------------------------------------------------------
                                                                      (12,775)            23,083             -              10,308
Equity in earnings of subsidiaries                                     23,083                  -       (23,083)                  -
                                                                 ------------------------------------------------------------------
Net Income (loss)                                                $     10,308      $      23,083   $   (23,083)         $   10,308
                                                                 ==================================================================

                        EMMIS COMMUNICATIONS CORPORATION
                CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED FEBRUARY 29, 1996
                           (IN THOUSANDS OF DOLLARS)

                                                                 PARENT COMPANY      SUBSIDIARY
                                                                      ONLY           GUARANTORS     ELIMINATIONS     CONSOLIDATED
                                                                -----------------------------------------------------------------
Operating Activities:
      Net Income (Loss)                                               $      10,308  $      23,083  $    (23,083)   $      10,308
      Adjustments to reconcile net income to net cash
        provided by operating activities --
         Depreciation and amortization of property and
           equipment                                                            163          1,473              -           1,636
         Amortization of debt issuance costs and cost of
           interest rate cap agreements                                       1,742              -              -           1,742
         Amortization of intangible assets                                       29          4,012              -           4,041
         Provision for bad debts                                                  -            834              -             834
         Equity in earnings of subsidiaries                                 (23,083)             -        23,083                -
         Provision for deferred income taxes                                  4,870              -              -           4,870
         Gain on sale of TalkRadio UK                                        (2,729)             -              -          (2,729)
         Non cash compensation                                                3,023            644              -           3,667
         Equity in loss of unconsolidated affiliate                           3,111              -              -           3,111
         Intercompany                                                        26,328        (26,328)             -               -
      (Increase) decrease in certain current assets (net of
          dispositions and acquisitions) --
             Accounts receivable                                               (131)        (3,044)             -          (3,175)
             Prepaid expenses and other current assets                          (53)          (698)             -            (751)
      Increase (decrease) in certain current liabilities
       (net of dispositions and acquisitions)
             Accounts payable and book cash overdraft                           205           (774)             -            (569)
             Accrued salaries and commissions                                   (18)           848              -             830
             Accrued interest                                                (1,272)             -              -          (1,272)
             Deferred revenue                                                     -           (349)             -            (349)
             Other current liabilities                                         (616)         1,006              -             390
      (Increase) decrease in deposits and other assets                         (137)            29              -            (108)
      Increase in other noncurrent liabilities                                   37            708              -             745
                                                                       ----------------------------------------------------------
             Net cash provided by operating activities                       21,777          1,444              -          23,221

Investing Activities:
      Costs incurred for WRKS-FM Acquisition                                      -           (131)             -            (131)
      Purchases of property and equipment                                      (119)        (1,277)             -          (1,396)
      Investment in and advances to TalkRadio UK                               (980)             -              -            (980)
      Net proceeds from disposition of investment in
             TalkRadio UK                                                     2,729              -              -           2,729
                                                                       ----------------------------------------------------------
             Net cash provided by (used in) investing
             activities                                                       1,630        (1,408)              -             222

Financing Activities:
      Proceeds of long-term debt                                             29,518              -              -          29,518
      Payments on long-term debt                                            (57,583)             -              -         (57,583)
      Proceeds from exercise of stock options and income tax
         benefits of certain equity transactions                              2,635              -              -           2,635
                                                                       ----------------------------------------------------------
             Net cash used in financing activities                          (25,430)             -              -         (25,430)
                                                                       ----------------------------------------------------------
Increase (Decrease) in Cash and Cash Equivalents                             (2,023)            36              -          (1,987)
Cash and Cash Equivalents
      Beginning of year                                                       2,346            859              -           3,205
                                                                       ----------------------------------------------------------
      End of year                                                      $        323   $        895     $        -   $       1,218
                                                                       ==========================================================

                                            EMMIS COMMUNICATIONS CORPORATION
                                          CONDENSED CONSOLIDATING BALANCE SHEET
                                                 AS OF FEBRUARY 28, 1997
                                                (IN THOUSANDS OF DOLLARS)

                                                PARENT COMPANY           SUBSIDIARY
                                                    ONLY                 GUARANTORS             ELIMINATIONS       CONSOLIDATED
                                                --------------           -----------            ------------       ------------
Current Assets
  Cash and cash equivalents                     $       119             $        1,072           $       -         $     1,191
  Accounts receivable, net                            1,162                     19,669                   -              20,831
  Prepaid expenses                                      383                      1,993                   -               2,376
  Income tax refunds receivable                           -                      2,482                   -               2,482
  Other                                                 346                      1,521                   -               1,867
                                                -----------             --------------           ---------         -----------
  Total current assets                                2,010                     26,737                   -              28,747

  Property and equipment, net                         1,468                     11,523                   -              12,991
  Intangible assets, net                                545                    131,198                   -             131,743
  Investment in affiliates                          160,936                          -            (160,936)                  -
  Other assets, net                                  15,191                      1,044                                  16,235
                                                -----------             --------------           ---------          ----------
   Total assets                                 $   180,150             $      170,502          $ (160,936)        $   189,716
                                                ===========             ==============          ==========         ===========
Current Liabilities
  Current maturities of long-term debt          $     2,834             $           34          $        -         $     2,868
  Book cash overdraft                                 1,942                          -                   -               1,942
  Accounts payable                                      418                      3,269                   -               3,687
  Accrued salaries and commissions                      247                      1,314                   -               1,561
  Accrued interest                                      174                          -                   -                 174
  Deferred revenue                                        -                      1,593                   -               1,593
  Other current liabilities                             105                      1,354                   -               1,459
                                                -----------             --------------          ----------         -----------
    Total current liabilities                         5,720                      7,564                   -              13,284
                                                -----------             --------------          ----------         -----------

Long-term debt, net of current maturities           112,291                         13                   -             112,304
Other noncurrent liabilities                             37                        399                   -                 436
Deferred income taxes                                27,680                      1,590                   -              29,270
                                                -----------             --------------          ----------         -----------
    Total liabilities                               145,728                      9,566                   -             155,294
                                                -----------             --------------          ----------         -----------

Shareholders' Equity
  Class A common stock                                   84                          -                   -                  84
  Class B common stock                                   26                          -                   -                  26
  Additional paid-in capital                         70,949                          -                   -              70,949
  Subsidiary investment                                   -                    (43,652)             43,652                   -
  Accumulated earnings (deficit)                    (36,637)                   204,588            (204,588)            (36,637)
                                                -----------             --------------          ----------         -----------
    Total shareholders' equity                       34,422                    160,936            (160,936)             34,422
                                                -----------             --------------          ----------         -----------
    Total liabilities and shareholders' equity  $   180,150             $      170,502          $ (160,936)        $   189,716
                                                ===========             ==============          ==========         ===========

                                        EMMIS COMMUNICATIONS CORPORATION
                                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                                         FOR THE YEAR ENDED FEBRUARY 28, 1997
                                              (IN THOUSANDS OF DOLLARS)

                                                              PARENT COMPANY         SUBSIDIARY
                                                                   ONLY              GUARANTORS      ELIMINATIONS    CONSOLIDATED
                                                              --------------         ----------      ------------    ------------

Net broadcasting revenues                                          $     -            $   103,292         $    -        $ 103,292
  Broadcasting operating expenses                                        -                 52,839              -           52,839
  Publication and other revenue, net of operating expenses             297                    537              -              834
  International business development expenses                            -                  1,164              -            1,164
  Corporate expenses                                                 5,929                      -              -            5,929
  Depreciation and amortization                                        179                  5,302              -            5,481
  Noncash compensation                                               2,702                    763              -            3,465
                                                              ------------            -----------    -----------      -----------
Operating Income                                                    (8,513)                43,761              -           35,248
                                                              ------------            -----------    -----------      -----------
Other Income (Expense)
 Interest expense                                                   (9,573)                   (60)             -           (9,633)
  Other income (expense), net                                          351                    (26)             -              325
                                                              ------------            -----------    -----------       ----------
Total other income (expense)                                        (9,222)                   (86)             -           (9,308)
                                                              ------------            -----------    -----------      -----------
Income before income taxes                                         (17,735)                43,675              -           25,940
Provision (benefit) for income taxes                                (7,094)                17,594              -           10,500
                                                              ------------           ------------    ------------      ----------
                                                                   (10,641)                26,081               -          15,440
Equity in earnings of subsidiaries                                  26,081                      -         (26,081)              -
                                                              ------------           ------------    ------------      ----------
Net Income                                                      $   15,440           $     26,081    $    (26,081)     $   15,440
                                                              ============           ============    ============      ==========

                                        EMMIS COMMUNICATIONS CORPORATION
                                 CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                                       FOR THE YEAR ENDED FEBRUARY 28, 1997
                                            (IN THOUSANDS OF DOLLARS)


                                                                          PARENT COMPANY  SUBSIDIARY
                                                                              ONLY        GUARANTORS  ELIMINATIONS  CONSOLIDATED
                                                                          --------------  ----------  ------------  ------------
Operating Activities:
      Net Income                                                               $  15,440     $ 26,081     $(26,081)    $ 15,440
      Adjustments to reconcile net income to net cash provided
         by operating activities --
            Depreciation and amortization of property and equipment                  161        1,478            -        1,639
            Amortization of debt issuance costs and cost of interest
              rate cap agreements                                                  1,071            -            -        1,071
            Amortization of intangible assets                                         18        3,824            -        3,842
            Provision for bad debts                                                    -          726            -          726
            Equity in earnings of subsidiaries                                   (26,081)           -       26,081            -
            Provision (benefit) for deferred income taxes                              -        1,590            -        1,590
            Non cash compensation                                                  2,702          763            -        3,465
            Other                                                                   (195)           -            -         (195)
            Intercompany                                                          21,582      (21,582)           -            -
            (Increase) decrease in certain current assets (net of
                dispositions and acquisitions) --
             Accounts receivable                                                     615       (3,000)           -       (2,385)
             Prepaid expenses and other current assets                              (517)      (2,524)           -       (3,041)
      Increase (decrease) in certain current liabilities (net of dispositions and acquisitions) --
             Accounts payable and book cash overdraft                              2,020          737            -        2,757
             Accrued salaries and commissions                                       (532)      (1,467)           -       (1,999)
             Accrued interest                                                       (146)           -            -         (146)
             Deferred revenue                                                          -          395            -          395
             Other current liabilities                                               (57)          83            -           26
         (Increase) decrease in deposits and other assets                         (1,353)         455            -         (898)
         Increase (decrease) in other noncurrent liabilities                           -         (925)           -         (925)
                                                                               ---------     --------     --------     --------
             Net cash provided by operating activities                            14,728        6,634            -       21,362
                                                                               ---------     --------     --------     --------

Investing Activities:
      Acquisition of WALC-FM, WKBQ-AM and WKKX-FM                                 (6,600)           -            -       (6,600)
      Purchases of property and equipment                                         (1,102)      (6,457)           -       (7,559)
      Other                                                                          240            -            -          240
                                                                               ---------     --------     --------     --------
             Net cash used in investing activities                                (7,462)      (6,457)           -      (13,919)
                                                                               ---------     --------     --------     --------

Financing Activities:
      Proceeds of long-term debt                                                  19,000            -            -       19,000
      Payments on long-term debt                                                 (28,102)           -            -      (28,102)
      Proceeds from exercise of stock options and income tax benefits
         of certain equity transactions                                            1,632            -            -        1,632
                                                                               ---------     --------     --------     --------
             Net cash used in financing activities                                (7,470)           -            -       (7,470)
                                                                               ---------     --------     --------     --------

Increase (Decrease) in Cash and Cash Equivalents                                    (204)         177            -          (27)
Cash and Cash Equivalents
      Beginning of year                                                              323          895            -        1,218
                                                                               ---------     --------     --------     --------
      End of year                                                              $     119     $  1,072     $      -     $  1,191
                                                                               =========     ========     ========     ========

                        EMMIS COMMUNICATIONS CORPORATION
                     CONDENSED CONSOLIDATING BALANCE SHEET
                            AS OF FEBRUARY 28, 1998
                           (IN THOUSANDS OF DOLLARS)


                                 PARENT COMPANY    SUBSIDIARY     NON-GUARANTOR
                                      ONLY         GUARANTORS       SUBSIDIARY    ELIMINATIONS   CONSOLIDATED
                                 --------------    ----------     -------------   ------------   ------------
Current Assets
 Cash and cash equivalents        $         623     $     243      $      4,919   $          -    $     5,785
 Accounts receivable, net                   345        30,346             1,429              -         32,120
 Prepaid expenses                           528         4,372                 -              -          4,900
 Income tax refunds receivable            4,968             -                 -              -          4,968
 Other                                      467         2,912                 -              -          3,379
                                 --------------    ----------     -------------   ------------   ------------
  Total current assets                    6,931        37,873             6,348              -         51,152

 Property and equipment, net             13,295        19,528               623              -         33,446
 Intangible assets, net                     529       214,797            19,232              -        234,558
 Investment in affiliate                257,816             -                 -       (257,816)             -
 Other assets, net                       17,892         1,593             1,029         (6,282)        14,232
                                 --------------    ----------     -------------   ------------   ------------
  Total assets                    $     296,463     $ 273,791      $     27,232   $   (264,098)   $   333,388
                                 ==============    ==========     =============   ============   ============

Current Liabilities
 Current liabilities of long-
   term debt                      $          34     $      17      $          -   $          -    $        51
 Accounts payable                         3,381         9,169               590              -         13,140
 Account salaries and commissions         1,026         1,867                 -              -          2,893
 Accrued interest                         2,421             -                 -              -          2,421
 Deferred revenue                             -         7,985                 -              -          7,985
 Other current liabilities                1,189           390                 -              -          1,579
                                 --------------    ----------     -------------   ------------   ------------
  Total current liabilities               8,051        19,428               590              -         28,069

Long-term debt, net of current
  maturities                            215,059            28            22,566         (6,282)       231,371
Other noncurrent liabilities              1,884           595                 -         (1,875)           604
Minority interest                             -             -                 -          1,875          1,875
Deferred income taxes                    26,259             -                 -              -         26,259
                                 --------------    ----------     -------------   ------------   ------------
  Total liabilities                     251,253        20,051            23,156         (6,282)       288,178
                                 --------------    ----------     -------------   ------------   ------------
Shareholders' Equity
 Class A common stock                        84             -                                -             84
 Class B common stock                        26             -                                -             26
 Additional paid-in capital              72,753             -             4,076         (4,076)        72,753
 Subsidiary investment                        -        22,407                 -        (22,407)             -
 Accumulated earnings (deficit)         (27,653)      231,333                 -       (231,333)       (27,653)
                                 --------------    ----------     -------------   ------------   ------------
  Total shareholders' equity             45,210       253,740             4,076       (257,816)        45,210
                                 --------------    ----------     -------------   ------------   ------------
  Total liabilities and
  shareholders' equity            $     296,463     $ 273,791      $     27,232   $   (264,098)   $   333,388
                                 ==============    ==========     =============   ============   ============

                       EMMIS COMMUNICATIONS CORPORATION
               CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED FEBRUARY 28, 1998
                          (IN THOUSANDS OF DOLLARS)


                                                               Parent Company     Subsidiary
                                                                    Only          Guarantors     Eliminations         Consolidated
                                                               -------------------------------------------------------------------
Net broadcasting revenues                                       $       -        $ 125,855        $        -           $ 125,855
 Broadcasting operating expenses                                        -           67,646                 -              67,646
 Publication and other revenue, net of operating expenses             218              986                 -               1,204
 International business development expenses                            -              999                 -                 999
 Corporate expenses                                                 6,846                -                 -               6,846
 Depreciation and amortization                                        171            7,365                 -               7,536
 Noncash compensation                                               4,218              664                 -               4,882
 Time brokerage agreement fee                                           -            5,667                 -               5,667
                                                               -------------------------------------------------------------------
Operating Income                                                  (11,017)          44,500                 -              33,483
                                                               -------------------------------------------------------------------

Other income (expense)                                                                                                         -
 Interest expense                                                 (13,766)              (6)                -             (13,772)
 Loss on donation of radio station                                 (4,833)               -                 -              (4,833)
 Other income (expense), net                                           15               (9)                -                   6
                                                               -------------------------------------------------------------------
 Total other income (expense)                                     (18,584)             (15)                -             (18,599)
                                                               -------------------------------------------------------------------
 Income before income taxes                                       (29,601)          44,485                 -              14,884
 Provision (benefit) for income taxes                             (11,840)          17,740                 -               5,900
                                                               -------------------------------------------------------------------
                                                                  (17,761)          26,745                 -               8,984
 Equity in earnings of subsidiaries                                26,745                -           (26,745)                  -
                                                               -------------------------------------------------------------------
 Net Income (loss)                                              $   8,984        $  26,745        $  (26,745)          $   8,984
                                                               ===================================================================

                        EMMIS COMMUNICATIONS CORPORATION
                CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED FEBRUARY 28, 1998
                           (IN THOUSANDS OF DOLLARS)

                                                                     PARENT                    NON-
                                                                     COMPANY    SUBSIDIARY  GUARANTOR
                                                                      ONLY      GUARANTORS  SUBSIDIARY   ELIMINATIONS   CONSOLIDATED
                                                                   ---------    ----------  ----------   ------------   -----------
Operating Activities:
      Net income (loss)                                             $  8,984    $ 26,745    $   --           (26,745)        8,984
      Adjustments to reconcile net income to net cash provided
        by (used in) operating activities --
         Depreciation and amortization of property and equipment         155       2,425        --              --           2,580
         Amortization of debt issuance costs and cost of interest
         rate cap agreements                                           2,183        --          --              --           2,183
         Amortization of intangible assets                                16       4,940        --              --           4,956
         Provision for bad debts                                          20         782        --              --             802
         Equity in earnings of subsidiaries                          (26,745)       --          --            26,745          --
         Provision (benefit) for deferred income taxes                (1,421)       (403)       --              --          (1,824)
         Non cash compensation                                         4,218         664        --              --           4,882
         Loss on donation of radio station                             4,833        --          --              --           4,833
         Other                                                           357        --          --              --             357
         Intercompany                                                (75,387)     68,704       6,683            --            --
         (Increase) decrease in certain current assets (net of
           dispositions and acquisitions) --
             Accounts receivable                                         797      (7,757)     (1,429)           --          (8,389)
             Prepaid expenses and other current assets                (5,234)        474        --              --          (4,760)
         Increase (decrease) in certain current liabilities
           (net of dispositions and acquisitions) --
             Accounts payable and book cash overdraft                  1,021       4,058         481            --           5,560
             Accrued salaries and commissions                            779         553        --              --           1,332
             Accrued interest                                          2,247        --          --              --           2,247
             Deferred revenue                                           --           292        --              --             292
             Other current liabilities                                 1,084        (968)       --              --             116
         (Increase) decrease in deposits and other assets               (951)     (6,138)     (1,027)          6,284        (1,832)
         Increase (decrease) in other noncurrent liabilities             (28)        196        --              --             168

                                                                     ---------------------------------------------------------------
             Net cash provided by (used in) operating activities     (83,072)     94,567       4,708           6,284        22,487
                                                                     ---------------------------------------------------------------
Investing Activities:
      Acquisition of WALC-FM, WKBQ-AM and WKKX-FM                       --       (36,964)       --              --         (36,964)
      Acquisition of WTLC-FM and WTLC-AM                                --       (15,336)       --              --         (15,336)
      Acquisition of Texas Monthly                                      --       (37,389)       --              --         (37,389)
      Acquisition of Cincinnati Magazine                                --        (1,979)       --              --          (1,979)
      Acquisition of Network Indiana and AgriAmerica                    --          (709)       --              --            (709)
      Purchases of property and equipment                            (13,349)     (3,019)       (623)           --         (16,991)


                                                                PARENT                        NON-
                                                                COMPANY    SUBSIDIARY      GUARANTOR
                                                                 ONLY      GUARANTORS      SUBSIDIARY     ELIMINATIONS  CONSOLIDATED
                                                                ---------  ----------     -------------   ------------  ------------
      Initial payment for purchase of
         Hungarian broadcast license                                 --           --         (7,325)       $    --      $  (7,325)
                                                                 -------------------------------------------------------------------
         Net cash used in investing activities                    (13,349)     (95,396)      (7,948)            --       (116,693)
                                                                 -------------------------------------------------------------------
Financial Activities:
      Proceeds of long-term debt                                  288,378         --          6,284           (6,284)     288,378
      Payments on long-term debt                                 (183,928)        --           --               --       (183,928)
      Payment of loan fees                                         (4,291)        --           --               --         (4,291)
      Purchase of the Company's Class A common stock               (7,000)        --           --               --         (7,000)
      Proceeds from exercise of stock options and income
       tax benefits of certain equity transactions                  3,922         --           --               --          3,922
      Other                                                          (156)        --          1,875             --          1,719
                                                                 -------------------------------------------------------------------
         Net cash provided by (used in) financing activities       96,925         --          8,159           (6,284)      98,800
                                                                 -------------------------------------------------------------------
Increase (Decrease) in Cash and Cash Equivalents                      504         (829)       4,919             --          4,594
Cash and Cash Equivalents
         Beginning of year                                            119        1,072         --               --          1,191
                                                                 -------------------------------------------------------------------
         End of year                                                  623          243        4,919        $    --      $   5,785
                                                                 ===================================================================

14. QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                QUARTER ENDED
                                              --------------------------------------------------      FULL
                                              MAY 31     AUGUST 31    NOVEMBER 30    FEBRUARY 28      YEAR
                                              ------     ---------    -----------    -----------      ----
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Year ended February 28, 1997:
  Net broadcasting revenues...............    $25,350     $28,071       $27,520        $22,351      $103,292
  Operating income........................      8,286      12,342        10,080          4,540        35,248
  Net income..............................      3,505       6,040         4,655          1,240        15,440
     Basic net income per share...........    $  0.32     $  0.55       $  0.43        $  0.11      $   1.41
     Diluted net income per share.........    $  0.31     $  0.53       $  0.41        $  0.11      $   1.37
Year ended February 28, 1998:
  Net broadcasting revenues...............    $28,562     $33,889       $36,245        $27,159      $125,855
  Operating income........................      8,091      12,002        10,160          3,230        33,483
  Net income (loss).......................      3,368       4,672         4,079         (3,135)        8,984
     Basic net income per share...........    $  0.31     $  0.43       $  0.38        $ (0.29)     $   0.82
     Diluted net income per share.........    $  0.30     $  0.41       $  0.36        $ (0.29)     $   0.79

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Emmis Communications Corporation and Subsidiaries:

We have reviewed the accompanying condensed consolidated balance sheet of Emmis Communications Corporation (an Indiana corporation) and Subsidiaries as of November 30, 1998 and the related condensed consolidated statements of operations for the three-months and nine-months ended November 30, 1998 and 1997 and the condensed consolidated statements of cash flows for the nine-months ended November 30, 1998 and 1997. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the financial statements referred to above for them to be in conformity with generally accepted accounting principles.

We have previously audited, in accordance with generally accepted auditing standards, the consolidated balance sheet of Emmis Communications Corporation as of February 28, 1998 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the year then ended (not presented separately herein), and, in our report dated March 31, 1998, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of February 28, 1998 is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.


                                    ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
December 17, 1998.

                EMMIS COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                 -----------------------------------------------
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      -------------------------------------
                  (Dollars in thousands, except per share data)

                                                  February 28,  November 30,
                                                     1998           1998
                                                     ----           ----
                                                   (Note 1)      (unaudited)

                                     ASSETS
                                     ------
CURRENT ASSETS:
  Cash and cash equivalents                        $  5,785      $    5,320
  Accounts receivable, net                           32,120          56,557
  Current income tax receivable                       4,968               -
  Prepaid expenses and other                          8,279          16,278
                                                    -------      ----------

    Total current assets                             51,152          78,155

  Property and equipment, net                        33,446         101,896
  Intangible assets, net                            234,558         801,351
  Other assets, net                                  14,232          28,436
                                                   --------      ----------

    Total assets                                   $333,388      $1,009,838
                                                   ========      ==========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
  Current portion of other long-term liabilities      2,051           2,050
  Accounts payable                                   13,140          10,556
  Accrued salaries and commissions                    2,893           6,018
  Accrued interest                                    2,421          10,044
  Deferred revenue                                    7,985           6,994
  Current portion of TV program rights payable            -           5,307
  Income taxes payable                                    -          17,480
  Note payable-SF Acquisition                             -          25,000
  Other                                               1,579          15,043
                                                   --------      ----------

    Total current liabilities                        30,069          98,492



CREDIT FACILITY                                     215,000         539,000

TV PROGRAM RIGHTS PAYABLE, NET OF CURRENT PORTION         -          25,606

OTHER LONG-TERM LIABILITIES, NET OF
  CURRENT PORTION                                    14,975          20,957

MINORITY INTEREST                                     1,875               -

DEFERRED INCOME TAXES                                26,259          87,128
                                                   --------      ----------
  Total liabilities                                 288,178         771,183
                                                   --------      ----------

SHAREHOLDERS' EQUITY:
  Class A common stock, $.01 par value;
  authorized 34,000,000 shares; issued
  and outstanding 8,430,660 shares at
  February 28, 1998 and 13,105,944 shares
  at November 30, 1998                                   84             131
  Class B common stock, $.01 par value;
  authorized 6,000,000 shares; issued
  and outstanding 2,560,894 shares at
  February 28, 1998 and 2,560,610 at
  November 30, 1998                                      26              26
  Additional paid-in capital                         72,753         257,341
  Accumulated deficit                               (27,653)        (18,190)
  Cumulative translation adjustments                      -            (653)
                                                   --------      ----------

    Total shareholders' equity                       45,210         238,655
                                                   --------      ----------

    Total liabilities and shareholders'
      equity                                       $333,388      $1,009,838
                                                   ========      ==========



           The accompanying notes to condensed consolidated financial statements are an integral part of these balance sheets.

                EMMIS COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                 -----------------------------------------------
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 -----------------------------------------------
                  (Dollars in thousands, except per share data)

                               Three Months Ended         Nine Months Ended
                                  November 30,               November 30,
                                  (Unaudited)                (Unaudited)
                             -----------------------   -----------------------
                                1997         1998         1997        1998
                                ----         ----         ----        ----
GROSS BROADCASTING REVENUES  $   43,003   $   72,839      116,878      172,077

LESS:  AGENCY COMMISSIONS         6,758       11,215       18,182       26,800
                             ----------   ----------   ----------   ----------

NET BROADCASTING REVENUES        36,245       61,624       98,696      145,277

  Broadcasting operating
    expenses                     19,200       32,108       50,739       76,182

  Amortization of TV
    program rights                    -        1,363            -        2,011

  Publication and other
    revenue, net of
    operating expenses              556        1,823        1,047        4,527

  International business
    development expenses            327          413          932          974

  Corporate expenses              1,966        2,453        5,338        6,379

  Depreciation and
    amortization                  1,902        8,683        5,407       18,595

  Noncash compensation            1,120          342        3,532       (1,022)

  Time brokerage fee              2,126            -        3,542        2,220
                             ----------   ----------   ----------   ----------
OPERATING INCOME                 10,160       18,085       30,253       44,465
                             ----------   ----------   ----------   ----------

OTHER INCOME (EXPENSE):
  Interest expense               (3,337)     (12,313)     (10,356)     (24,942)
  Minority interest                   -            -            -        1,875
  Other income (expense), net       116        1,190          322        2,313
                             ----------   ----------   ----------   ----------

          Total Other
            Income (Expense)     (3,221)     (11,123)     (10,034)     (20,754)
                             ----------   ----------   ----------   ----------

INCOME BEFORE INCOME TAXES
  AND EXTRAORDINARY ITEM          6,939        6,962       20,219       23,711

PROVISION FOR INCOME TAXES        2,860        3,950        8,100       12,650

NET INCOME BEFORE
  EXTRAORDINARY ITEM              4,079        3,012       12,119       11,061
                             ----------   ----------   ----------   ----------

EXTRAORDINARY ITEM, NET
  OF TAX                              -            -            -        1,597
                             ----------   ----------   ----------   ----------

NET INCOME                   $    4,079   $    3,012   $   12,119   $    9,464
                             ==========   ==========   ==========   ==========


  Basic net income per
    share                    $      .38   $      .19   $     1.10   $      .67
                             ==========   ==========   ==========   ==========

  Diluted net income per
    share                    $      .36   $      .19   $     1.06   $      .66
                             ==========   ==========   ==========   ==========

  Weighted average common shares outstanding:
    Basic                    10,867,289   15,654,123   11,034,856   14,046,628
    Diluted                  11,348,632   15,965,611   11,450,283   14,447,764




           The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

                EMMIS COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                 -----------------------------------------------
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                 -----------------------------------------------
                             (Dollars in thousands)

                                               Nine Months Ended November 30,
                                                          (Unaudited)
                                                     -------------------
                                                    1997              1998
                                                    ----              ----
OPERATING ACTIVITIES:
  Net income                                     $  12,119          $  9,464
  Adjustments to reconcile net income to net
    cash provided by operating activities-
      Extraordinary item                                 -             1,597
      Depreciation and amortization of
        property and equipment                       1,866             6,306
      Amortization of debt issuance costs
        and cost of interest rate cap agreements     1,920               910
      Amortization of intangible assets              3,541            12,289
      Amortization of TV program rights                  -             2,011
      Deferred income taxes                         (1,250)            5,547
      Noncash compensation                           3,532            (1,022)
      Other                                            894            (2,377)
      (Increase) decrease in certain current
        assets (net of dispositions and
        acquisitions)-
          Accounts receivable                      (16,362)          (24,437)
          Prepaid expenses and other                 1,338            (4,131)
      Increase (decrease) in certain current
        liabilities (net of dispositions and
        acquisitions)-
          Accounts payable                           1,566            (3,211)
          Accrued salaries and commissions           2,051             2,810
          Accrued interest                             646             7,623
          Deferred revenue                              29              (991)
          Other                                      2,602             6,796
      Increase (decrease) in other assets, net        (958)            3,836
      Increase in other liabilities                      -             7,345
                                                 ---------          --------

        Net cash provided by operating
          activities                                13,534            30,365
                                                 ---------          --------



INVESTING ACTIVITIES:
  Purchases of property and equipment               (6,492)          (26,224)
  Proceeds from sale of equipment                        -               607
  Acquisition of WQCD-FM                                 -          (128,449)
  Acquisition of SF Broadcasting                         -          (287,293)
  Acquisition of Wabash Valley Broadcasting              -           (88,905)
  Acquisition of WALC-FM, WKBQ-AM, and WKKX-FM     (36,964)                -
  Acquisition of WTLC-FM and WTLC-AM               (15,336)                -
  Acquisition of Cincinnati Magazine                (1,979)                -
  Acquisition of Network Indiana                      (709)                -
                                                 ---------          --------

        Net cash used by investment
          activities                               (61,480)         (530,264)
                                                 ---------          --------

FINANCING ACTIVITIES:
  Payments on long-term debt                       (11,224)         (410,157)
  Proceeds from long-term debt                      79,200           733,500
  Proceeds (purchase) of Class A Common Stock,
    net of transaction costs                        (7,000)          182,640
  Purchase of interest rate cap agreements and
    other debt related costs                        (4,230)           (8,912)
  Proceeds from exercise of stock options and
    related income tax benefits                      2,302             3,016
                                                 ---------          --------

        Net cash provided by
          financing activities                      59,048           500,087
                                                 ---------          --------

EFFECT OF EXCHANGE RATES ON CASH                         -              (653)
                                                 ---------          --------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS    11,102              (465)

CASH AND CASH EQUIVALENTS:
  Beginning of period                                1,191             5,785
                                                 ---------          --------

  End of period                                  $  12,293          $  5,320
                                                 =========          ========

SUPPLEMENTAL DISCLOSURES:
  Cash paid for-
    Interest                                     $   7,789          $ 15,301
    Income taxes                                     6,575          $  1,460




ACQUISITION OF WALC-FM, WKBQ-AM AND WKKX-FM:
  Fair value of assets acquired                  $  44,642
  Cash paid                                         43,642
                                                 ---------
  Liabilities assumed                            $   1,000
                                                 =========
ACQUISITION OF WQCD-FM:
  Fair value of assets acquired                                     $203,813
  Cash paid                                                          128,449
                                                                    --------
  Liabilities assumed                                               $ 75,364
                                                                    ========
ACQUISITION OF SF BROADCASTING:
  Fair value of assets acquired                                     $342,809
  Cash paid                                                          287,293
  Note payable                                                        25,000
                                                                    --------
  Liabilities assumed                                               $ 30,516
                                                                    ========
ACQUISITION OF WABASH VALLEY BROADCASTING:
  Fair value of assets acquired                                     $100,276
  Cash paid                                                           88,905
                                                                    --------
  Liabilites assumed                                                $ 11,371
                                                                    ========

           The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

                EMMIS COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                 -----------------------------------------------
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              -----------------------------------------------------
                                   (Unaudited)

                                NOVEMBER 30, 1998
                                 ---------------

NOTE 1. GENERAL
        --------

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the condensed consolidated interim financial statements included herein have been prepared, without audit, by Emmis Communications Corporation, and Subsidiaries ("Emmis" or the "Company"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations; however, Emmis believes that the disclosures are adequate to make the information presented not misleading. The condensed consolidated financial statements included herein should be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended February 28, 1998.

     In the opinion of the registrant, the accompanying interim financial statements contain all material adjustments (consisting only of normal recurring adjustments), necessary to present fairly the consolidated financial position of Emmis at November 30, 1998 and the results of its operations for the three and nine months ended November 30, 1998 and 1997 and its cash flows for the nine months ended November 30, 1998 and 1997.


NOTE 2. PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
        --------------------------------------------------------

     On June 5, 1998, the Company completed its acquisition of radio station WQCD-FM in New York City (the "WQCD Acquisition") for a cash purchase price of $141 million (including transaction costs) less approximately $13 million for cash purchase price adjustments relating to taxes. The total purchase price plus $20,042 of net current tax liabilities and $55,322 of deferred tax liabilities assumed, were allocated to property and equipment, broadcast license and goodwill based upon a preliminary appraisal. Broadcast license and goodwill are included in intangible assets in the accompanying balance sheet. The Company financed the acquisition through additional bank borrowings under its Credit Facility.

     Effective July 1, 1997 through the date of closing, the Company operated WQCD-FM under a time brokerage agreement.

     In June 1998, Emmis completed the sale of 4.6 million shares of its Class A Common Stock at $42.00 per share resulting in total proceeds of $193 million (the "Offering"). Net proceeds of $182.6 million were used to repay outstanding obligations under the Credit Facility.

     On July 16, 1998, the Company entered into an amended and restated Credit Facility (the "Credit Facility"). See Note 6.

     On July 16, 1998, the Company completed its acquisition of substantially all of the assets of SF Broadcasting of Wisconsin, Inc. and SF Multistations, Inc. and Subsidiaries (collectively the "SF Acquisition") for a cash purchase price of $287 million (including transaction costs), a $25 million promissory note due to the former owner, plus assumed program rights payable and other liabilities of approximately $30.5 million. The Company financed the acquisition through a $25 million advance payment, the $25 million promissory note (due July 15, 1999, bearing interest at 8%) and borrowings under the Credit Facility. Pledged as collateral for the promissory note is approximately $25 million of the Company's Class A Common Stock. At the option of the Company, the promissory note may be paid in cash or an equivalent amount of the Company's Class A Common Stock. The Company intends to pay this obligation in cash. The total purchase price was allocated to property and equipment, television program rights and broadcast licenses based on a preliminary appraisal. Broadcast licenses are included in intangible assets in the accompanying balance sheet and are being amortized over 40 years. Television program rights are included in prepaid expenses and other, and other assets, net in the accompanying condensed consolidated balance sheets. Amortization of television program rights is computed under either straight-line over the contract period or run value, which ever yields the greater amortization for each program on a monthly basis. The SF Acquisition consists of four Fox network affiliated television stations: WLUK-TV in Green Bay, Wisconsin, WVUE-TV in New Orleans, Louisiana, WALA-TV in Mobile, Alabama, and KHON-TV in Honolulu, Hawaii (including

McHale Videofilm and satellite stations KAII-TV, Wailuku, Hawaii, and KHAW-TV, Hilo, Hawaii).

     Effective October 1, 1998, the Company completed its acquisition of substantially all of the assets of Wabash Valley Broadcasting Corporation (collectively the "Wabash Acquisition") for a cash purchase price of $88.9 million (including transaction costs), plus assumed program rights payable and other liabilities of approximately $11.4 million. The Company financed the acquisition through a $9 million advance payment and borrowings under the Credit Facility. The total purchase price was allocated to property and equipment, television program rights and broadcast licenses based on a preliminary appraisal. Broadcast licenses are included in intangible assets in the accompanying balance sheet and are being amortized over 40 years. Television program rights are included in prepaid expenses and other, and other assets, net in the accompanying condensed consolidated balance sheets. Amortization of television program rights is computed under either straight-line over the contract period or run value, which ever yields the greater amortization for each program on a monthly basis. The Wabash Acquisition consists of WFTX-TV , a Fox network affiliated television station in Ft. Myers, Florida, WTHI-TV a CBS network affiliated television station, WTHI-FM and AM and WWVR-FM, radio stations located in the Terre Haute, Indiana area.

     The unaudited pro forma condensed consolidated statement of operations of the Company for the three months ended November 30, 1997, reflects adjustments to the condensed consolidated historical operating data of the Company to give effect to (i) the acquisitions of WTLC-FM and AM, and Texas Monthly all of which occurred during the year ended February 28, 1998, (ii) the WQCD Acquisition,
(iii) the Offering and Credit Facility, (iv) the SF Acquisition, and (v) the Wabash Acquisition, as if such transactions had occurred as of September 1, 1997. The unaudited pro forma condensed consolidated statement of operations of the Company for the nine months ended November 30, 1997, reflects adjustments to the condensed consolidated historical operating data of the Company to give effect to (i) the acquisitions of WALC-FM, WKKX-FM, WKBQ-AM, WTLC-FM and AM, and Texas Monthly and the disposition of WKBQ-AM, all of which occurred during the year ended February 28, 1998, (ii) the WQCD Acquisition, (iii) the Offering and Credit Facility, (iv) the SF Acquisition, and (v) the Wabash Acquisition, as if such transactions had occurred as of March 1, 1997. The unaudited pro forma condensed consolidated statement of operations of the Company for the three months ended November 30, 1998 reflects adjustments to the condensed consolidated historical operating data of the Company to give effect to the Wabash Acquisition, as if such transaction had occurred as of September 1, 1998. The unaudited pro forma condensed consolidated statement of operations of the Company for the nine months ended November 30, 1998 reflects adjustments to the condensed consolidated historical operating data of the Company to give effect to (i) the Offering and Credit Facility, (ii) the WQCD Acquisition, (iii) the SF Acquisition, and (iv) the Wabash Acquisition, as if such transactions had occurred as of March 1, 1998.

     Preparation of the pro forma condensed consolidated financial information was based on assumptions deemed appropriate by management. The assumptions give effect to the acquisitions under the purchase method of accounting in accordance with generally accepted accounting principles. The pro forma condensed consolidated financial information is unaudited and is not necessarily indicative of the results which actually would have occurred if the financing activities, the acquisitions and disposition had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.



                        PRO FORMA CONDENSED CONSOLIDATED
                        --------------------------------
                             STATEMENT OF OPERATIONS
                             ----------------------
                  (Dollars in thousands, except per share data)

                                  Three Months Ended     Nine Months Ended
                                      November 30,          November 30,
                                   ------------------     -----------------
                                     1997       1998        1997      1998
                                     ----       ----        ----      ----
                                  Pro forma   Pro forma  Pro forma  Pro forma
                                  ---------   ---------  ---------  ---------
Net broadcasting revenues          $ 56,297    $ 63,286  $ 161,327  $ 176,564
 Broadcasting operating expenses     31,520      33,124     90,182     96,320
 Amortization of TV program rights    1,386       1,570      3,908      4,662
 Publication and other revenue,
   net of operating expenses          1,613       1,823      3,361      4,527
 International business development
   expenses                             327         413        932        974
 Corporate expenses                   2,216       2,453      6,088      6,779

 Depreciation and amortization      7,963       8,964      23,879      26,360
 Noncash compensation               1,120         342       3,532      (1,022)
                               ----------  ----------  ----------  ----------
Operating income                   13,378      18,243      36,167      47,018
Interest expense                  (11,633)    (11,407)    (34,898)    (35,219)
Other income (expense), net            72       1,190         363       4,013
                               ----------  ----------  ----------  ----------
Income before income taxes          1,817       8,026       1,632      15,812
Provision for income taxes            945       4,174         849       8,222
                               ----------  ----------  ----------  ----------
Net income                     $      872  $    3,852  $      783  $    7,590
                               ==========  ==========  ==========  ==========
Basic net income per share     $      .06  $      .25  $      .05  $      .49
                               ==========  ==========  ==========  ==========
Diluted net income per share   $      .05  $      .24  $      .05  $      .47
                               ==========  ==========  ==========  ==========

Weighted average shares outstanding
  Basic                        15,467,289  15,654,123  15,634,856  15,635,719
  Diluted                      15,948,632  15,965,611  16,050,283  16,036,855




NOTE 3. BASIC AND DILUTED NET INCOME PER SHARE
        ---------------------------------------

     Basic net income per share excludes dilution and is computed by dividing net income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.


NOTE 4. ACCOUNTING PRONOUNCEMENTS
        -------------------------

     Effective March 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income", which established standards for reporting and displaying comprehensive income and its components in financial statements. Comprehensive income is defined as net income and all nonowner changes in shareholders' equity. Comprehensive income was comprised of the following for the three and nine month periods ended November 30, 1998 and 1997 (dollars in thousands):

                                  Three Months Ended     Nine Months Ended
                                     November 30,           November 30,
                                  ------------------     -----------------
                                   1997        1998        1997      1998
                                   ----        ----       ----       ----
 Net income                       $ 4,079    $ 3,012     $12,119   $ 9,464
 Translation adjustment                 -         (7)          -      (653)
                                  -------    -------     -------   -------
 Total comprehensive income       $ 4,079    $ 3,005     $12,119   $ 8,811
                                  =======    =======     =======   =======

NOTE 5. INCOME TAXES
        ------------

     Under Statement of Financial Accounting Standards No. 109, the Company recognizes income taxes under the liability method. The liability method measures the expected tax impact of future taxable income or deductions resulting from differences in the tax and financial reporting bases of assets and liabilities reflected in the consolidated balance sheet and the expected tax impact of carryforwards for tax purposes.

     Income tax expense is generally reported during interim periods on the basis of the estimated annual effective tax rate for the taxable jurisdictions in which the Company operates.

NOTE 6. OTHER SIGNIFICANT EVENTS
        ------------------------

A.   Amended and Restated Credit Facility
     ------------------------------------

     On July 16, 1998, the Company entered into an amended and restated Credit Facility. As a result of the early payoff of the refinanced debt, the Company recorded an extraordinary loss of approximately $ 1.6 million, net of taxes, during the nine months ended November 30, 1998 related to unamortized deferred debt issuance costs. The amended and restated Credit Facility matures on August 31, 2006, except for Term Note B which matures on February 28, 2007, and consists of the following:

Credit Facility                                    Amount
---------------                                    ------

 Revolving Credit Facility                      $150,000,000
 Term Note A                                    $250,000,000
 Revolving Credit Facility/Term Note            $100,000,000
 Term Note B                                    $250,000,000

     The Credit Facility provides for Letters of Credit to be made available to the Company not to exceed $50,000,000. The aggregate amount of outstanding Letters of Credit and amounts borrowed under the Revolving Credit Facility cannot exceed the Revolving Credit Facility commitment.

     As of November 30, 1998, the Company had amounts outstanding under the Credit Facility of $250 million under Term Note A, $250 million under Term Note B and $39 million under the Revolving Credit Facility. All outstanding amounts under the Credit Facility bear interest, at the option of Emmis, at a rate equal to the Eurodollar Rate or an alternative base rate (as defined in the Credit Facility) plus a margin. The margin over the Eurodollar Rate or the alternative base rate varies from time to time, depending on Emmis' ratio of debt to earnings before interest, taxes, depreciation and amortization (EBITDA), as defined in the agreement. Interest is due on a calendar quarter basis under the alternative base rate and at least every three months under the Eurodollar Rate. The Credit Facility requires the Company to maintain interest rate protection agreements through July 2001. The notional amount required varies based upon Emmis' ratio of adjusted debt to EBITDA, as defined in the Credit Facility. The notional amount of the agreements outstanding as of November 30, 1998 were $274 million. The agreements, which expire at various dates ranging from April 2000 to February 2001, establish ceilings of 6.5% to 8.0% on the LIBOR interest rate. The cost of these agreements are being amortized over the lives of the agreements and the amortization is included as a component of interest expense.

      The aggregate amount of the Revolving Credit Facility reduces quarterly beginning August 31, 2001. Amortization of the outstanding principal amount under the Term Notes and Revolving Credit Facility/Term Note is payable in quarterly installments beginning August 31, 2001. The annual amortization and reduction schedules as of November 30, 1998, assuming the entire $750 million Credit Facility is outstanding prior to the scheduled amortization payments are as follows:

                       SCHEDULED AMORTIZATION/REDUCTION OF
                       ----------------------------------
                          CREDIT FACILITY AVAILABILITY
                          ----------------------------
                                 (In thousands)

                                       Revolving
 Year       Revolving                    Credit
 Ended       Credit                     Facility/
February    Facility     Term Note A    Term Note   Term Note B
 28(29)   Amortization  Amortization  Amortization  Amortization    Total
-------- -------------  ------------  ------------  ------------    ------
2002        $ 15,000      $ 25,000      $ 10,000      $  1,875     $ 51,875
2003          22,500        37,500        15,000         2,500       77,500
2004          30,000        50,000        20,000         2,500      102,500
2005          33,750        56,250        22,500         2,500      115,000
2006          26,250        43,750        17,500         2,500       90,000
2007          22,500        37,500        15,000       238,125      313,125
            --------      --------      --------      --------     --------
Total       $150,000      $250,000      $100,000      $250,000     $750,000
            ========      ========      ========      ========     ========


     Commencing with the fiscal year ending February 28, 2002, in addition to the scheduled amortization/reduction of the Credit Facility, within 60 days after the end of each fiscal year, the Credit Facility is permanently reduced by 50% of the Company's excess cash flow if the ratio of adjusted debt (as defined in the Credit Facility) to EBITDA exceeds 4.5 to 1. Excess cash flow is generally defined as EBITDA reduced by cash taxes, capital expenditures, required debt service, increases in working capital (net of cash or cash equivalents), and $5,000,000. The net proceeds of any sale of certain assets must also be used to permanently reduce borrowings under the Credit Facility. If the ratio of adjusted debt to EBITDA is less than 5.5 to 1 and certain other conditions are met, the Company will be permitted in certain circumstances to reborrow the amount of the net proceeds within nine months solely for the purpose of funding an acquisition.

     The Credit Facility contains various financial and operating covenants and other restrictions with which Emmis must comply, including, among others, restrictions on additional indebtedness, engaging in businesses other than broadcasting and publishing, paying cash dividends, redeeming or repurchasing capital stock of Emmis and use of borrowings, as well as requirements to maintain certain financial ratios. The Credit Facility also prohibits Emmis, under certain circumstances, from making acquisitions and disposing of certain assets without the prior consent of the lenders, and provides that an event of default will occur if Jeffrey H. Smulyan ceases to maintain (i) a significant equity investment in Emmis (as specified in the Credit Facility), (ii) the ability to elect a majority of Emmis' directors or (iii) control of a majority of shareholder voting power. Substantially all of Emmis' assets, including the stock of Emmis' subsidiaries, are pledged to secure the Credit Facility.

B.   Other
     -----

     The board of directors elected not to grant options to acquire 100,000 shares of stock to the CEO for the year ended February 28, 1998. The Company had previously reflected in the financial statements noncash compensation totaling $2.9 million and a corresponding increase to additional paid in capital. The impact of this decision, net of other noncash compensation, is reflected in the statement of operations as ($1.0) million for the nine months ended November 30, 1998.

7. FINANCIAL INFORMATION FOR SUBSIDIARY GUARANTORS AND NON-GUARANTOR
   SUBSIDIARIES


The Company conducts a significant portion of its business through subsidiaries. The Senior Subordinated Notes are fully and unconditionally guaranteed, jointly and severally, by certain direct and indirect subsidiaries (the Subsidiary Guarantors). One of the Company's subsidiaries does not guarantee the Senior Subordinated Notes (the Non-Guarantor Subsidiary). The claims of creditors of the Non-Guarantor Subsidiary have priority over the rights of the Company to receive dividends or distributions from such subsidiary.

Presented below is condensed consolidating financial information for the Company, the Subsidiary Guarantors and the Non-Guarantor Subsidiary at and for the nine months ended November 30, 1998 and 1997.

The equity method has been used by the Company with respect to investments in subsidiaries. Separate financial statements for Subsidiary Guarantors are not presented based on management's determination that they do not provide additional information that is material to investors.

                                            EMMIS COMMUNICATIONS CORPORATION
                                          CONDENSED CONSOLIDATING BALANCE SHEET
                                                   AS OF NOVEMBER 30, 1997
                                                  (IN THOUSANDS OF DOLLARS)

                                                        PARENT COMPANY       SUBSIDIARY
                                                             ONLY            GUARANTORS             ELIMINATIONS    CONSOLIDATED
                                                        --------------      ------------           --------------   -------------
Current Assets
  Cash and cash equivalents                             $      1,164         $       11,129         $        -       $   12,293
  Accounts receivable, net                                       720                 35,579                  -           36,299
  Prepaid expenses                                               545                  4,498                  -            5,043
  Income tax refunds receivable                                    -                    344                  -              344
  Other                                                          467                   (467)                 -                -
                                                        ------------         --------------       ------------       ----------
    Total current assets                                       2,896                 51,083                  -           53,979


  Property and equipment, net                                  5,848                 18,426                  -           24,274
  Intangible assets, net                                         533                183,675                  -          184,208
  Investment in affiliates                                   238,100                      -           (238,100)               -
  Other assets, net                                           11,941                    889                              12,830
                                                         -----------         --------------        -----------       ----------
    Total assets                                        $    259,318          $     254,073         $ (238,100)       $ 275,291
                                                         ===========         ==============        ===========       ==========

Current Liabilities
  Current maturities of long-term debt                  $         34          $          20         $        -        $      54
  Accounts payable                                               644                  6,551                  -            7,195
  Accrued salaries and commissions                               955                  2,657                  -            3,612
  Accrued interest                                               820                      -                  -              820
  Deferred revenue                                                 -                  2,622                  -            2,622
  Other current liabilities                                      392                  1,247                               1,639
                                                         -----------         --------------       ------------       ----------
    Total current liabilities                                  2,845                 13,097                  -           15,942

Long-term debt, net of current maturities                    183,063                     31                  -          183,094
Minority interest                                                 13                    (13)                 -                -
Other noncurrent liabilities                                       -                  2,858                  -            2,858
Deferred income taxes                                         28,020                      -                  -           28,020
                                                         -----------         --------------       ------------       ----------
    Total liabilities                                        213,941                 15,973                  -          229,914
                                                         -----------         --------------       ------------       ----------

Shareholders' Equity
  Class A common stock                                            83                      -                  -               83
  Class B common stock                                            26                      -                  -               26
  Cumulative Translation Adjustment                                -                      -                  -                -
  Additional paid-in capital                                  69,787                      -                  -           69,787
  Subsidiary investment                                            -                 10,370            (10,370)               -
  Accumulated earnings (deficit)                             (24,519)               227,730           (227,730)         (24,519)
                                                        ------------         --------------       ------------       ----------
    Total shareholders' equity                                45,377                238,100           (238,100)          45,377
                                                        ------------         --------------       ------------       ----------
    Total liabilities and shareholders' equity          $    259,318         $      254,073       $   (238,100)      $  275,291
                                                        ============         ==============       ============       ==========

                        EMMIS COMMUNICATIONS CORPORATION
                CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED NOVEMBER 30, 1997
                           (IN THOUSANDS OF DOLLARS)

                                                                    PARENT COMPANY    SUBSIDIARY
                                                                         ONLY         GUARANTORS    ELIMINATIONS    CONSOLIDATED
                                                                    --------------    ----------    ------------    -------------

Net broadcasting revenues                                           $         -     $   98,696    $          -     $    98,696
  Broadcasting operating expenses                                             -         50,739               -          50,739
  Publication and other revenue, net of operating expenses                  161            886               -           1,047
  International business development expenses                                 -            932               -             932
  Corporate expenses                                                      5,338              -               -           5,338
  Depreciation and amortization                                             119          5,288               -           5,407
  Noncash compensation                                                    3,034            498               -           3,532
  Time brokerage agreement fee                                                -          3,542               -           3,542
                                                                    -----------     ----------    ------------     -----------
Operating Income                                                         (8,330)        38,583               -          30,253
                                                                    -----------     ----------    ------------     -----------
Other Income (expense)
  Interest expense                                                      (10,351)            (5)              -         (10,356)
  Minority interest                                                           -              -               -               -
  Other income (expense), net                                               310             12               -             322
                                                                    -----------     ----------    ------------     -----------
Total other income (expense)                                            (10,041)             7               -         (10,034)
                                                                    -----------     ----------    ------------     -----------
Income before income taxes                                              (18,371)        38,590               -          20,219
Provision (benefit) for income taxes                                     (7,348)        15,448               -           8,100
                                                                    -----------     ----------    ------------     -----------
                                                                        (11,023)        23,142               -          12,119
Equity in earnings of subsidiaries                                       23,142              -         (23,142)              -
                                                                    -----------     ----------    ------------     -----------
Net Income                                                          $    12,119     $   23,142    $    (23,142)    $    12,119
                                                                    ===========     ==========    ============     ===========

                        EMMIS COMMUNICATIONS CORPORATION
                 CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                   FOR THE NINE MONTHS ENDED NOVEMBER 30, 1997
                            (IN THOUSANDS OF DOLLARS)

                                                                      PARENT COMPANY     SUBSIDIARY
                                                                           ONLY          GUARANTORS     ELIMINATIONS   CONSOLIDATED
                                                                      --------------     ----------     ------------   ------------
Operating Activities:
   Net Income                                                            $  12,119        $  23,440     $  (23,440)      $  12,119
   Adjustments to reconcile net income to net cash provided
      by operating activities --
         Depreciation and amortization of property and equipment               107            1,759              -           1,866
         Amortization of debt issuance costs and cost of interest rate
               cap agreements                                                1,920                -              -           1,920
         Amortization of intangible assets                                      10            3,531              -           3,541
         Provision for bad debts                                                -               894              -             894
         Equity in earnings of subsidiaries                                (23,440)               -         23,440               -
         Provision (benefit) for deferred income taxes                         340           (1,590)             -          (1,250)
         Non cash compensation                                               3,034              498              -           3,532
         Intercompany                                                      (53,226)          53,226              -               -
         (Increase) decrease in certain current assets (net of
           dispositions and acquisitions) --
           Accounts receivable                                                 442          (16,804)             -         (16,362)
           Prepaid expenses and other current assets                          (283)           1,621              -           1,338
         Increase (decrease) in certain current liabilities (net of dispositions and acquisitions) --
         Accounts payable and book cash overdraft                           (1,716)           3,282              -           1,566
         Accrued salaries and commissions                                      708            1,343              -           2,051
         Accrued interest                                                      646                -              -             646
         Deferred revenue                                                        -               29              -              29
         Other current liabilities                                             287            2,315              -           2,602
      (Increase) decrease in deposits and other assets                       5,573           (6,531)             -            (958)
      Increase (decrease) in other noncurrent liabilities                      (37)              37              -               -
                                                                      ------------        ---------     ----------       ---------
         Net cash provided by (used in) operating activities               (53,516)          67,050              -          13,534
                                                                      ------------        ---------     ----------       ---------

Investing Activities:
   Acquisition of WALC-FM, WKBQ-AM and WKKX-FM                                   -          (36,964)             -         (36,964)
   Acquisition of WTLC-FM and WTLC-AM                                            -          (15,336)             -         (15,336)
   Acquisition of Cincinnati Magazine                                            -           (1,979)             -          (1,979)
   Acquisition of Network Indiana and AgriAmerica                                -             (709)             -            (709)
   Purchases of property and equipment                                      (4,487)          (2,005)             -          (6,492)
                                                                      -------------       ---------     ----------       ---------
            Net cash used in investing activities                           (4,487)         (56,993)             -         (61,480)
                                                                      ------------        ---------     ----------       ---------

Financing Activities:
   Proceeds of long-term debt                                               79,200                -              -          79,200
   Payments on long-term debt                                              (11,224)               -              -         (11,224)
   Purchase of the Company's Class A Common stock                           (7,000)               -              -          (7,000)
   Purchase of interest rate cap agreements and other debt related
      costs                                                                 (4,230)               -              -          (4,230)
   Proceeds from exercise of stock options and income tax benefits
      of certain equity transactions                                         2,302                -              -           2,302
                                                                      ------------        ---------     ----------       ---------
            Net cash provided by financing activities                       59,048                -              -          59,048
                                                                      ------------        ---------     ----------       ---------
Increase in Cash and Cash Equivalents                                        1,045           10,057              -          11,102
Cash and Cash Equivalents
      Beginning of year                                                        119            1,072              -           1,191
                                                                      ------------        ---------     ----------       ---------
      End of year                                                        $   1,164        $  11,129     $        -       $  12,293
                                                                      ============        =========     ==========       =========

                        EMMIS COMMUNICATIONS CORPORATION
                      CONDENSED CONSOLIDATING BALANCE SHEET
                            AS OF NOVEMBER 30, 1998
                            IN THOUSANDS OF DOLLARS

                                             PARENT COMPANY        SUBSIDIARY     NON-GUARANTOR
                                                  ONLY             GUARANTORS       SUBSIDIARY      ELIMINATIONS     CONSOLIDATED
                                             --------------        ----------     -------------     ------------     ------------

Current Assets
  Cash and cash equivalents                  $      2,757          $     581      $    1,982        $      --         $    5,320
  Accounts receivable, net                          4,053             51,536             968               --             56,557
  Prepaid expenses                                    720             15,546              12               --             16,278
  Income tax refunds receivable                        --                 --                               --
  Other                                               707               (707)                              --                 --
                                             ------------          ---------      ----------        ---------         ----------
    Total current assets                            8,237             66,956           2,962               --             78,155
                                                       --
  Property and equipment, net                      32,999             67,934             963               --            101,896
  Intangible assets, net                              153            783,531          17,667               --            801,351
  Investment in affiliates                        866,314                 --                         (866,314)                --
  Other assets, net                                21,318             11,952              --           (4,834)            28,436
                                                       --                 --                               --
                                                       --                 --                               --
                                             ------------          ---------      ----------        ---------         ----------
    Total assets                             $    929,021          $ 930,373      $   21,592        $(871,148)        $1,009,838
                                             ============          =========      ==========        =========         ==========

Current Liabilities
  Current maturities of long-term debt       $         34          $   2,016      $                 $      --         $    2,050
  Accounts payable                                 10,734             (1,699)          2,975           (1,454)            10,556
  Accrued salaries and commissions                    414              5,604                               --              6,018
  Accrued interest                                 10,043                  1                               --             10,044
  Deferred revenue                                     --              6,994                               --              6,994
  Current portion of TV program rights                 --              5,307                               --              5,307
  Income taxes payable                             17,248                232                               --             17,480
  Note payable -- SF acquisition                   25,000                 --                               --             25,000
  Intercompany                                         --                 --                               --
  Other current liabilities                           123             14,920                               --             15,043
                                             ------------          ---------      ----------        ---------         ----------
    Total current liabilities                      63,596             33,375           2,975           (1,454)            98,492
                                                       --
Credit facility                                   539,000                 --                               --            539,000
TV program rights payable, net of current
  portion                                              --             25,606                               --             25,606
Other long-term liabilities, net of current
  portion                                              47              3,916          20,374           (3,380)            20,957
Deferred income taxes                              87,070                 58                               --             87,128
                                             ------------          ---------      ----------        ---------         ----------
    Total Liabilities                             689,713             62,955          23,349           (4,834)           771,183
                                             ------------          ---------      ----------        ---------         ----------
Shareholders' Equity
  Class A common stock                                131                 --                               --                131
  Class B common stock                                 26                 --                               --                 26
Cumulative translation adjustments                     --                 --            (653)              --               (653)
  Additional paid-in capital                      257,341                 --           4,393           (4,393)           257,341
  Subsidiary investment                                --            616,486                         (616,486)                --
  Accumulated earnings (deficit)                  (18,190)           250,932          (5,497)        (245,435)           (18,190)
                                             ------------          ---------      ----------        ---------         ----------
    Total shareholders' equity                    239,308            867,418          (1,757)        (866,314)           238,655
                                                       --
                                             ------------          ---------      ----------        ---------         ----------
    Total liabilities and shareholders'
      equity                                 $    929,021          $ 930,373      $   21,592        $(871,148)        $1,009,838
                                             ============          =========      ==========        =========         ==========

                        EMMIS COMMUNICATIONS CORPORATION
                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED NOVEMBER 30, 1998
                            (IN THOUSANDS OF DOLLARS)




                                                            PARENT COMPANY    SUBSIDIARY  NON-GUARANTOR
                                                                 ONLY         GUARANTORS   SUBSIDIARY    ELIMINATIONS  CONSOLIDATED
                                                            --------------    ----------  ------------- -------------- ------------
Net broadcasting revenues                                    $          -  $  143,698   $      1,579   $         -   $   145,277
  Broadcasting operating expenses                                       -      73,331          2,851             -        76,182
  Publication and other revenue, net of operating expenses            572       3,955              -             -         4,527
  International business development expenses                           -         974              -             -           974
  Corporate expenses                                                6,379           -              -             -         6,379
  Amortization of television program rights                             -       2,011              -             -         2,011
  Depreciation and amortization                                       117      16,434          2,044             -        18,595
  Noncash compensation                                             (1,524)        502              -             -        (1,022)
  Time brokerage agreement fee                                          -       2,220              -             -         2,220
                                                             ------------  ----------   ------------   -----------   -----------
Operating Income                                                   (4,400)     52,181         (3,316)            -        44,465
                                                             ------------  ----------   ------------   -----------   -----------
Other Income (Expense)                                                                                           -
  Interest expense                                                (23,120)       (486)        (2,476)        1,140       (24,942)
  Minority interest                                                     -           -              -         1,875         1,875
  Other income (expense), net                                      19,395     (16,196)           254        (1,140)        2,313
                                                             ------------  ----------   ------------   -----------   -----------
Total other income (expense)                                       (3,725)    (16,682)        (2,222)        1,875       (20,754)
                                                             ------------  ----------   ------------   -----------   -----------
Income before income taxes                                         (8,125)     35,499         (5,538)        1,875        23,711
Provision (benefit) for income taxes                               (3,250)     15,900              -             -        12,650
                                                             ------------  ----------   ------------   -----------   -----------
                                                                   (4,875)     19,599         (5,538)        1,875        11,061
Extraordinary item, net of tax                                     (1,597)          -              -             -        (1,597)
Equity in earnings of subsidiaries                                 15,936           -              -       (15,936)            -
                                                             ------------  ----------  -------------   -----------   -----------
Net Income (loss)                                            $      9,464  $   19,599  $      (5,538)  $   (14,061)  $     9,464
                                                             ============  ==========   ============   ===========   ===========

                        EMMIS COMMUNICATIONS CORPORATION
                CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                  FOR THE NINE-MONTHS ENDED NOVEMBER 30, 1998
                           (IN THOUSANDS OF DOLLARS)

                                                                     PARENT                     NON-
                                                                     COMPANY    SUBSIDIARY   GUARANTOR
                                                                      ONLY      GUARANTORS   SUBSIDIARY  ELIMINATIONS  CONSOLIDATED
                                                                   -----------  ----------   ----------  ------------  ------------
Operating Activities:
    Net income                                                      $   9,464    $  19,599    $  (5,538)   $ (14,061)   $   9,464
    Adjustments to reconcile net income to net cash provided
         by operating activities --
         Extraordinary item                                             1,597         --           --           --          1,597
         Depreciation and amortization of property and equipment          107        6,199         --           --          6,306
         Amortization of debt issuance costs and cost of interest
             rate cap agreements                                          910         --           --           --            910
         Amortization of intangible assets                                 10       10,025        2,254         --         12,289
         Provision (benefit) for deferred income taxes                  5,547         --           --           --          5,547
         Amortization of television program rights                         --        2,011         --           --          2,011
         Non cash compensation                                         (1,524)         502         --           --         (1,022)
         Equity in earnings of subsidiaries                           (15,936)        --           --         15,936         --
         Intercompany                                                (511,438)     513,313         --         (1,875)        --
         Other                                                           (543)        --         (1,834)        --         (2,377)
         (Increase) decrease in certain current assets (net of
           dispositions and acquisitions) --
             Accounts receivable                                       (3,708)     (21,190)         461         --        (24,437)
             Prepaid expenses and other current assets                   (432)      (3,687)         (12)        --         (4,131)
         Increase (decrease) in certain current liabilities
           (net of dispositions and acquisitions) --
             Accounts payable and book cash overdraft                   7,353      (11,495)       2,385       (1,454)      (3,211)
             Accrued salaries and commissions                            (612)       3,422         --           --          2,810
             Accrued interest                                           7,622            1         --           --          7,623
             Deferred revenue                                            --           (991)        --           --           (991)
             Other current liabilities                                 11,437       (4,641)        --           --          6,796
         (Increase) decrease in deposits and other assets               1,783          599         --          1,454        3,836
         Increase (decrease) in other noncurrent liabilities           10,224       (2,879)        --           --          7,345
                                                                    ---------    ---------    ---------    ---------    ---------
             Net cash provided by (used in) operating activities     (478,139)     510,788       (2,284)        --         30,365
                                                                    ---------    ---------    ---------    ---------    ---------
Investing Activities:
    Acquisition of WQCD-FM                                               --       (128,449)        --           --       (128,449)
    Acquisition of SF Broadcasting                                       --       (287,293)        --           --       (287,293)
    Acquisition of Wabash Valley                                         --        (88,905)        --           --        (88,905)
    Purchases of property and equipment                               (19,814)      (6,410)        --           --        (26,224)
    Proceeds from sale of equipment                                      --            607         --           --            607
                                                                    ---------    ---------    ---------    ---------    ---------
           Net cash used in investing activities                      (19,814)    (510,450)        --           --       (530,264)
                                                                    ---------    ---------    ---------    ---------    ---------

Financing Activities:
    Payments on long-term debt                                       (410,157)        --           --           --       (410,157)
    Proceeds of long-term debt                                        733,500         --           --           --        773,500
    Equiry offering                                                   182,640         --           --           --        182,640
    Purchase of interest rate cap agreements and
        other debt related costs                                       (8,912)        --           --           --         (8,912)
    Proceeds from exercise of stock options and
          income tax benefits                                           3,016         --           --           --          3,016
                                                                    ---------    ---------    ---------    ---------    ---------
              Net cash provided by financing activities               500,087         --           --           --        500,087
                                                                    ---------    ---------    ---------    ---------    ---------

Effect of exchange rates on cash                                           --           --         (653)        --           (653)

Increase(Decrease) in Cash and Cash Equivalents                         2,134          338       (2,937)        --           (465)
Cash and Cash Equivalents
   Beginning of year                                                      623          243        4,919         --          5,785
                                                                    ---------    ---------    ---------    ---------    ---------
   End of year                                                          2,757          581        1,982         --          5,320
                                                                    =========    =========    =========    =========    =========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMMIS COMMUNICATIONS CORPORATION


Date:  March 12, 1999                   By: /s/ Walter Z. Berger
                                            ----------------------------
                                            Walter Z. Berger
                                            Vice President, Chief
                                            Financial Officer and
                                            Treasurer